DECEMBER 31, 2002

                            ANNUAL
                          REPORT

THE BURNHAM FAMILY OF FUNDS
[GRAPHIC OMITTED] BRACKET ART

                   Burnham Fund

Burnham Financial Services Fund

      Burnham Money Market Fund

          Burnham U.S. Treasury
              Money Market Fund


                                                               [GRAPHIC OMITTED]
                                                                BURNHAM LOGO ART

[BEGIN SIDEBAR]
[PHOTO OMITTED]
J. BURNHAM PIC

BURNHAM NEWS
--------------------------------------------------------------------------------
         AND VIEWS

Burnham Investors Trust marked its third anniversary in June 2002 as a fund family. Several important events took place during this year that we note below:

Burnham Fund was in a cautious mode during 2002, and slightly underperformed its index and peer group for the second half as the markets rallied. I continue to be cautious on the market for growth stocks - and long-term fixed income - as we work though this period of geopolitical uncertainty.

Our sector fund, the Burnham Financial Services Fund, delivered stellar results to shareholders in a difficult environment. The fund's value increased 17.5%, and we had net inflows of 205% against our opening level of 2002. This fund ended the year as the #1 (out of 78) financial services funds for trailing 3 year performance, and #3 for 1 year (out of 106) according to Morningstar Inc. The fund's performance in this field is being noticed by the press and our distributors, and we are excited about the prospects for its growth. These articles and newly designed quarterly fact sheets are available to you on the funds' website, WWW.BURNHAMFUNDS.COM.

Your board of trustees authorized the liquidation of the Dow 30SM Focused Fund. The fund's assets were not large enough to sustain its expenses independently, and management believed that sufficient opportunities existed in our other funds. This fund liquidated on December 27, 2002. We thank manager David Liebowitz for his services to this Fund, and as always, we appreciate his continued insight and opinions on the markets.

We introduced the Coverdell Educational Savings Account, which is the successor to the Educational IRA. The Coverdell increases the contributions that may be made toward educational expenses to $2000. Earnings accumulate tax free. If you are interested in a Coverdell Educational Savings Account, please contact PFPC, the Funds' transfer agent, at 1-800-462-2392.

As always, we thank you for your confidence in Burnham Funds. We look forward to serving your investment needs in 2003, and the years ahead.

/S/ SIGNATURE

JON M. BURNHAM
CHAIRMAN AND CEO
[END SIDEBAR]

THE YEAR IN
--------------------------------------------------------------------------------
                                         REVIEW

The equity markets continued their downward slide for the third year in a row, an event unseen since the period 1939 to 1941. For the trailing 3-year period, the annualized performance of the S&P 500 was (14.55%) and virtually all of the gains since 1997 have been erased. Investors were bombarded with negative news all through this turbulent year. Economic data continues to weaken, unemployment is rising, and corporate earnings are recovering, but at an anemic rate. The daily parade of corporate financial scandals has slowed, and Sarbanes-Oxley will hopefully address corporate fraud and research analyst bias. However, investor skepticism will be hard to shake. Finally, the year ended on uncertain ground. The Bush Administration has proposed aggressive, but controversial tax cuts to help stimulate the economy, but which have the potential to increase our already growing national deficit. However, all eyes are on the Middle East, and whether our country will go to war near-term over the impasse regarding the disarmament of Iraq. The cautious "wait-see"attitude and war hype that we have been experiencing causes concerned corporate managers to defer decisions, prolong our economic malaise, and keep our country on edge.


                                [GRAPHIC OMITTED]
                                  ARROWHEAD ART

                                     -15.0%
                                      DJIA

                                [GRAPHIC OMITTED]
                                  ARROWHEAD ART

                                     -22.1%
                                     S&P 500

                                [GRAPHIC OMITTED]
                                  ARROWHEAD ART

                                     -31.5%
                                     NASDAQ

o Equities posted sharply negative returns for the third year in a row, and performance was weak across every sector. The third quarter was particularly weak, with the S&P 500 down 17.3%. Prices rallied in the fourth quarter by 8.4%, and the year finished down 22.1%. The bond markets fared better: treasuries returned 12%.

o GDP staged a positive turnaround in 2002 off 2001's short, sharp recession. The components of this recovery were spotty, however. The federal government was a strong consumer of goods and services, predominantly in defense spending; but state and local spending was weak. Residential consumption - particularly on housing - was strong while commercial remained weak, and personal spending grew at very low levels.

o Middle East tensions, strikes in Venezuela and low petroleum inventories have caused crude prices to be high and volatile. There is a high risk that prices will spike further in the months ahead should hostilities break out in Iraq, or if the strikes become protracted. At year-end, spot West Texas petroleum was $33.00 per barrel. Year-end natural gas prices (at $7/mcf) are also higher than 2001, and demand is strong because of cold weather.

GROSS DOMESTIC PRODUCT
% CHANGE FROM PRECEDING PERIOD

                              Q4 2001   2.7%

                              Q1 2002   5.0%

                              Q2 2002   1.3%

                              Q3 2002   4.0%

                              Q4 2002   0.7%

SOURCE: BUREAU OF ECONOMIC ANALYSIS: QUARTERS SEASONALLY ADJUSTED AT ANNUAL RATES. (JANUARY 2003)

o Retail sales were sluggish during 2002 due to consumer caution and a lack of "hot" items. Total sales for 2002 were up 3.4% - with strength in auto sales offsetting pervasive weakness at retail. General merchandise and food service sales were "flat" in the second half of 2002. Faced with inventory overhang, retailers cut prices and earnings expectations for the period and 2003 have been reduced. Internet as a percentage of total retail sales continues to grow against depressed 2001 levels.

PRICE CHANGES - UNADJUSTED 12-MONTHS ENDED DECEMBER-02

 SELECTED COMPONENTS OF URBAN CPI

Apparel            -1.8%

Recreation          1.1%

Food and Beverages  1.5%

Transportation      3.8%

Medical Care        5.0%

Energy             10.7%

SOURCE: BUREAU OF LABOR STATISTICS, JANUARY 2003.

2  REVIEW

S&P 500: BEST AND WORST SECTORS, FOR YEAR 2002

Information Technology  -37.6%

Telecom Services        -35.9%

Utilities               -33.0%

Energy                  -13.3%

Materials                -7.7%

Consumer Staples         -6.3%

o The dollar was in a weakening trend during 2002 due to sharply lower US interest rates, concern about the health of the U.S. economy, rising deficits and comparatively stronger growth in other countries. We believe recent geopolitical events have harmed the view of the dollar as a "safe haven", and foreign investors have been liquidating positions. Lower dollar value helps multinationals with their future earnings comparisons and it make their products more competitively priced. However, global business conditions are weak and tense politics may work against US companies as buyers defer purchases until more stable times.

o The Federal Reserve lowered the federal funds by 0.50% to 1.25%, the lowest rate in decades. The Fed's statement of November 6, 2002 indicated that accommodative monetary policy plus improving productivity provides the ballast for economic growth. They noted that uncertainty caused by geopolitical events (terrorism, war with Iraq) was causing a "soft spot".

o The Sarbanes-Oxley Act was signed into law on July 30, 2002. This bill establishes a new accounting oversight board, ushers in a code of conduct for corporate officers and audit committees, requires full disclosure of financial condition, places regulations on Wall Street research analysts, and strengthens the resources of the SEC and law enforcement. Economic leadership in Washington was distracted, however, by the resignations of SEC Chairman Harvey Pitt, Treasury Secretary Paul O'Neill and economic advisor Lawrence Lindsay.

LOOKING AHEAD

We are at a period of heightened political and economic risk. There has been a dramatic shift in investor sentiment over the past year, which could turn positive or negative, depending on the nature and duration of any Iraq conflict and how the economy responds. Until we see resolution, we believe the economy will remain sluggish, and the equity markets will remain choppy.

Earnings reports for 2002 have been mixed, with some sectors showing resiliency against extremely difficult conditions one year ago. Others are mired in an environment of poor corporate demand. Strength has been evidenced in consumer products (except for retail stores) where companies have streamlined and demand has remained stable (durables, pharmaceuticals and food products). Oil producers have benefited from increased oil prices vs. last year. Auto manufacturers are recovering and have shown positive earnings comparisons - led by strength in small trucks (SUV) and aggressive incentives to buyers. The technology sector continues to be weak, with demand slack and pricing power poor.

2003 opens with the country bracing for war. A conflict with Iraq has the potential of being short in duration, with a quick spike in oil prices, and then a decline, with a multi-national peacekeeping regional force. It is also possible that war is prolonged and difficult, that it spreads within the region to Israel and other coalition allies, that WMDs are activated or terrorism spreads, or oil supplies are severely disrupted. Psychologically, this can be a severe shock to our country. Shortages of petroleum, and ensuing high prices could throw more cold water on our economic recovery.

The dollar has had a sharp contraction against other currencies in the last year due to low interest rates, the widening trade deficit, aftermath of corporate scandals, sputtering economic growth, and possibly the view that the U.S. may not be a "safe haven". On the positive side, if the dollar decline is moderate, the products of U.S. multinational are more competitive abroad, and the revenues are translated into more earnings.

The Bush economic plan is another wild card. Many praise the plan of streamlining IRAs, reducing income taxes and eliminating taxes on corporate dividends. They believe that these measures will benefit investors, shore up savings, and support the markets. We are of mixed opinion. The stimulus intended by freeing dividends from personal income taxes does little to encourage corporations to deleverage balance sheets to favor equity financing. The plan will also increase the already growing budget deficit. Deficits caused by fiscal spending may stimulate economic growth, while at the same time raise interest rates due to increased issuance of bonds. However, it will not be positive for the economy if those who benefit from the changes (predominantly the wealthier investor class) save money and do not spend it. It does nothing for mid-income investors whose dividends are sheltered in tax deferred savings accounts.

On balance, we are "unsettling" into a war economy. Corporations will have to win back the trust of their investors, they will need to make decisions that enhance growth, and the economic recovery needs to be tangible. Until that time, we believe we will be in a selective market, one which will favor consistent and reliable earnings, strong fundamentals, and special situations.

[BEGIN SIDEBAR]
    THE FUNDS
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
ARROWHEAD ART

    BURNHAM FUND
 -23.14%   CLASS A
 -23.69%   CLASS B

    The Fund narrowly underperformed to
    its peer group during the period as
    the markets continued to experience volatility.

    PERFORMANCE AND DISCUSSION        4
    PORTFOLIO AND FINANCIALS         15
    -----------------------------------

[GRAPHIC OMITTED]
ARROWHEAD ART

    BURNHAM FINANCIAL
    SERVICES FUND
 +17.55%   CLASS A
 +16.51%   CLASS B

    The Fund continued its top performance in the sector and was awarded 5-stars by Morningstar, its highest rating.

    PERFORMANCE AND DISCUSSION        6
    PORTFOLIO AND FINANCIALS         21
    -----------------------------------

[GRAPHIC OMITTED]
ARROWHEAD ART

    BURNHAM MONEY
    MARKET FUND
 +1.00%

    The combination of a weak economy and low rates created a scarcity of short term credit worthy issuers in the second half of 2002.

    PERFORMANCE AND DISCUSSION        8
    PORTFOLIO AND FINANCIALS         28
    -----------------------------------

[GRAPHIC OMITTED]
ARROWHEAD ART

    BURNHAM U.S. TREASURY
    MONEY MARKET FUND
 +1.00%

    Yields on U.S. Treasuries continued to see downward pressures.

    PERFORMANCE AND DISCUSSION       10
    PORTFOLIO AND FINANCIALS         32
    -----------------------------------
[END SIDEBAR]
                                                                        REVIEW 3

----------------------------
              BURNHAM FUND
----------------------------

[GRAPHIC OMITTED]
J. BURNHAM PIC

"Geopolitical events in the Middle East and North Korea have shaken the investment markets, and until we understand the ramifications of war (or peace) we will remain conservative."

                                                                   /S/ SIGNATURE
                                                                     JON BURNHAM
                                                               Portfolio Manager

The Burnham Fund maintained a defensive posture during the volatile second half of 2002. For the third quarter, the Fund's Class A shares were down 14.97%, and higher in the fourth quarter, 1.30%, ending the year down 23.14%. This compares against the S&P 500 which was down 22.09%, and the peer group (Morningstar Large-cap Blend) which was down 22.02%.


o Our cash position was at 14% because of our continued concern about the economy near term. Geopolitical events in the Middle East and North Korea have shaken the investment markets, and until we understand the ramifications of war (or peace) we will remain conservative. Should Iraq back down, and the coalition succeed in disarming the country, our markets could stage a sharp recovery anticipating better growth ahead. However, at present the domestic economy is growing in fits and starts, with a slight increase in fourth quarter, and a strong case for weakness in the first. Under a best-case scenario, caution is in order with growth resuming in the second half of 2003.

o The Fed does not have much more room to lower interest rates, but it may increase liquidity further. The Bush administration's new economic team has proposed a plan that is unlikely to be passed by Congress. This plan, plus fiscal spending on the war on terrorism and tax cuts means budget deficits lie ahead. While we are not concerned about sharp interest rate increases near term, we may be looking at an inflationary, higher interest rate scenario in the years ahead. Companies with pricing flexibility would be favored in this case, but price increases are hard to obtain in the face of weak demand.

o The Burnham Fund has favored industries that can show positive earnings comparisons. Our largest representation is in Oil and Gas production, refining and marketing. Higher energy prices may result in higher production revenue. If prices come down, refining and marketing earnings may improve as inventory is replaced at lower cost. The regional banking industry was a beneficiary in 2002 of lower interest rates, mortgage refinancing fees and consolidation activity. We expect that in 2003 this industry will favor companies that are sensitive to improvement in the capital markets and interest rate spreads. We also maintain our commitment to consumer staples (drug and consumables) as demand is inelastic and pricing is stable. Technology continues to be depressed, but we believe that the replacement cycle will turn up after four years of decline. We continue to overweight well-managed diversified REITs as they provide a comfortable yield. Some of these companies are trading near their highs, as investors believe that rents will recover when the economy improves.

o We believe that until the Middle East conflict nears resolution, and the fear of terrorism subsides, investors and corporate managers will stay on the sidelines and not make significant decisions. The markets remain event driven, and sensitive to the direction of economic policy and individual corporate news. We believe that the bulk of the scandals are behind us, but investors are not yet confident on the level of earnings in a slow growth scenario. When economic data turns more conclusively positive, and psychology improves we will be in position to take advantage of equities at lower valuations. In the meantime, we are focusing on preservation of capital, hedging new positions by writing calls and trading positions if we believe they pose risk.

GROWTH OF $10,000 SINCE INCEPTION JUNE `75

                               [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Date      Burnham Fund
6/16/75  10,000.00
 Jun-75  10,385.00
 Jul-75   9,853.00
 Aug-75   9,514.00
 Sep-75   9,175.00
 Oct-75   9,673.00
 Nov-75   9,911.00
 Dec-75   9,792.00
 Jan-76  10,928.00
 Feb-76  10,998.00
 Mar-76  11,171.00
 Apr-76  11,206.00
 May-76  11,137.00
 Jun-76  11,670.00
 Jul-76  11,517.00
 Aug-76  11,434.00
 Sep-76  11,693.00
 Oct-76  11,386.00
 Nov-76  11,527.00
 Dec-76  12,130.00
 Jan-77  11,700.00
 Feb-77  11,437.00
 Mar-77  11,485.00
 Apr-77  11,615.00
 May-77  11,340.00
 Jun-77  11,854.00
 Jul-77  11,766.00
 Aug-77  11,546.00
 Sep-77  11,485.00
 Oct-77  11,229.00
 Nov-77  11,716.00
 Dec-77  11,656.00
 Jan-78  11,158.00
 Feb-78  11,070.00
 Mar-78  11,407.00
 Apr-78  12,229.00
 May-78  12,491.00
 Jun-78  12,379.00
 Jul-78  13,556.00
 Aug-78  13,899.00
 Sep-78  13,682.00
 Oct-78  12,396.00
 Nov-78  12,808.00
 Dec-78  13,167.00
 Jan-79  13,684.00
 Feb-79  13,346.00
 Mar-79  13,932.00
 Apr-79  14,065.00
 May-79  13,947.00
 Jun-79  14,487.00
 Jul-79  14,945.00
 Aug-79  15,796.00
 Sep-79  16,010.00
 Oct-79  14,985.00
 Nov-79  15,968.00
 Dec-79  16,265.00
 Jan-80  17,758.00
 Feb-80  17,622.00
 Mar-80  15,526.00
 Apr-80  16,286.00
 May-80  17,277.00
 Jun-80  17,829.00
 Jul-80  18,641.00
 Aug-80  19,143.00
 Sep-80  19,798.00
 Oct-80  20,594.00
 Nov-80  22,509.00
 Dec-80  21,777.00
 Jan-81  21,074.00
 Feb-81  21,202.00
 Mar-81  22,273.00
 Apr-81  22,177.00
 May-81  22,741.00
 Jun-81  22,193.00
 Jul-81  21,658.00
 Aug-81  20,551.00
 Sep-81  19,647.00
 Oct-81  20,953.00
 Nov-81  21,766.00
 Dec-81  21,220.00
 Jan-82  20,904.00
 Feb-82  20,375.00
 Mar-82  20,375.00
 Apr-82  21,047.00
 May-82  20,740.00
 Jun-82  20,464.00
 Jul-82  20,188.00
 Aug-82  22,122.00
 Sep-82  22,325.00
 Oct-82  24,649.00
 Nov-82  25,502.00
 Dec-82  25,928.00
 Jan-83  26,532.00
 Feb-83  27,129.00
 Mar-83  27,563.00
 Apr-83  29,090.00
 May-83  28,910.00
 Jun-83  29,595.00
 Jul-83  28,701.00
 Aug-83  28,750.00
 Sep-83  29,262.00
 Oct-83  28,899.00
 Nov-83  29,500.00
 Dec-83  29,067.00
 Jan-84  28,898.00
 Feb-84  28,077.00
 Mar-84  28,145.00
 Apr-84  28,536.00
 May-84  27,394.00
 Jun-84  28,241.00
 Jul-84  28,343.00
 Aug-84  30,463.00
 Sep-84  30,463.00
 Oct-84  30,776.00
 Nov-84  30,724.00
 Dec-84  31,166.00
 Jan-85  33,027.00
 Feb-85  33,209.00
 Mar-85  33,481.00
 Apr-85  33,625.00
 May-85  35,844.00
 Jun-85  36,579.00
 Jul-85  36,173.00
 Aug-85  36,285.00
 Sep-85  35,897.00
 Oct-85  37,473.00
 Nov-85  39,481.00
 Dec-85  41,191.00
 Jan-86  41,426.00
 Feb-86  44,533.00
 Mar-86  46,888.00
 Apr-86  46,720.00
 May-86  48,822.00
 Jun-86  50,145.00
 Jul-86  48,716.00
 Aug-86  50,708.00
 Sep-86  47,103.00
 Oct-86  49,665.00
 Nov-86  50,564.00
 Dec-86  50,170.00
 Jan-87  54,354.00
 Feb-87  56,170.00
 Mar-87  56,860.00
 Apr-87  55,990.00
 May-87  56,567.00
 Jun-87  58,903.00
 Jul-87  60,423.00
 Aug-87  61,493.00
 Sep-87  60,619.00
 Oct-87  53,515.00
 Nov-87  51,604.00
 Dec-87  53,524.00
 Jan-88  55,413.00
 Feb-88  57,209.00
 Mar-88  56,242.00
 Apr-88  56,264.00
 May-88  56,377.00
 Jun-88  57,606.00
 Jul-88  58,090.00
 Aug-88  57,468.00
 Sep-88  58,486.00
 Oct-88  59,825.00
 Nov-88  59,568.00
 Dec-88  59,883.00
 Jan-89  62,626.00
 Feb-89  62,357.00
 Mar-89  63,167.00
 Apr-89  65,170.00
 May-89  66,812.00
 Jun-89  66,632.00
 Jul-89  69,870.00
 Aug-89  70,974.00
 Sep-89  70,484.00
 Oct-89  69,970.00
 Nov-89  71,089.00
 Dec-89  73,520.00
 Jan-90  70,175.00
 Feb-90  70,280.00
 Mar-90  71,004.00
 Apr-90  69,144.00
 May-90  72,539.00
 Jun-90  72,256.00
 Jul-90  72,863.00
 Aug-90  69,839.00
 Sep-90  69,518.00
 Oct-90  69,907.00
 Nov-90  71,459.00
 Dec-90  72,217.00
 Jan-91  72,614.00
 Feb-91  75,301.00
 Mar-91  76,332.00
 Apr-91  76,439.00
 May-91  78,044.00
 Jun-91  75,695.00
 Jul-91  77,731.00
 Aug-91  79,325.00
 Sep-91  79,515.00
 Oct-91  81,280.00
 Nov-91  79,354.00
 Dec-91  85,195.00
 Jan-92  85,595.00
 Feb-92  86,673.00
 Mar-92  84,030.00
 Apr-92  85,753.00
 May-92  85,384.00
 Jun-92  84,086.00
 Jul-92  87,416.00
 Aug-92  87,127.00
 Sep-92  88,077.00
 Oct-92  87,619.00
 Nov-92  89,836.00
 Dec-92  91,758.00
 Jan-93  91,602.00
 Feb-93  93,453.00
 Mar-93  94,864.00
 Apr-93  93,801.00
 May-93  95,724.00
 Jun-93  96,930.00
 Jul-93  97,560.00
 Aug-93 100,595.00
 Sep-93 101,228.00
 Oct-93 100,995.00
 Nov-93  98,794.00
 Dec-93 100,355.00
 Jan-94 101,469.00
 Feb-94  99,703.00
 Mar-94  95,416.00
 Apr-94  96,112.00
 May-94  96,689.00
 Jun-94  95,432.00
 Jul-94  97,789.00
 Aug-94 100,244.00
 Sep-94  99,011.00
 Oct-94 100,446.00
 Nov-94  98,016.00
 Dec-94  98,564.00
 Jan-95 100,418.00
 Feb-95 102,777.00
 Mar-95 103,959.00
 Apr-95 106,298.00
 May-95 109,211.00
 Jun-95 111,078.00
 Jul-95 112,956.00
 Aug-95 114,164.00
 Sep-95 117,053.00
 Oct-95 116,741.00
 Nov-95 119,438.00
 Dec-95 122,663.00
 Jan-96 126,355.00
 Feb-96 127,075.00
 Mar-96 128,180.00
 Apr-96 129,283.00
 May-96 131,894.00
 Jun-96 131,116.00
 Jul-96 124,849.00
 Aug-96 127,870.00
 Sep-96 134,468.00
 Oct-96 138,180.00
 Nov-96 146,166.00
 Dec-96 144,252.00
 Jan-97 152,099.00
 Feb-97 149,787.00
 Mar-97 145,638.00
 Apr-97 152,002.00
 May-97 159,374.00
 Jun-97 166,387.00
 Jul-97 178,017.00
 Aug-97 171,146.00
 Sep-97 177,598.00
 Oct-97 173,993.00
 Nov-97 176,690.00
 Dec-97 179,923.00
 Jan-98 179,239.00
 Feb-98 191,141.00
 Mar-98 200,621.00
 Apr-98 205,537.00
 May-98 201,714.00
 Jun-98 209,439.00
 Jul-98 206,046.00
 Aug-98 170,133.00
 Sep-98 181,446.00
 Oct-98 191,571.00
 Nov-98 202,395.00
 Dec-98 219,679.00
 Jan-99 231,037.00
 Feb-99 220,086.00
 Mar-99 233,687.00
 Apr-99 241,796.00
 May-99 231,592.00
 Jun-99 245,603.00
 Jul-99 238,702.00
 Aug-99 241,208.00
 Sep-99 237,277.00
 Oct-99 257,872.00
 Nov-99 269,657.00
 Dec-99 291,553.00
 Jan-00 289,387.00
 Feb-00 296,376.00
 Mar-00 313,571.00
 Apr-00 306,582.00
 May-00 300,570.00
 Jun-00 322,169.00
 Jul-00 319,408.00
 Aug-00 353,536.00
 Sep-00 348,431.00
 Oct-00 337,383.00
 Nov-00 300,736.00
 Dec-00 297,602.00
 Jan-01 306,215.00
 Feb-01 271,380.00
 Mar-01 254,155.00
 Apr-01 280,148.00
 May-01 279,072.00
 Jun-01 272,229.00
 Jul-01 263,733.00
 Aug-01 248,708.00
 Sep-01 234,323.00
 Oct-01 238,639.00
 Nov-01 248,948.00
 Dec-01 255,172.00
 Jan-02 254,840.00
 Feb-02 246,930.00
 Mar-02 258,002.00
 Apr-02 241,768.00
 May-02 239,604.00
 Jun-02 227,698.00
 Jul-02 209,749.00
 Aug-02 207,211.00
 Sep-02 193,605.00
 Oct-02 199,267.00
 Nov-02 203,324.00
 Dec-02 196,125.00 Annualized rate of return 11.39%

An investment in the Burnham Fund at its inception in 1975 would have grown by more than 1,861% by the end of the report period.


[BEGIN SIDEBAR]
---------------------
INVESTMENT FOCUS

                                 STYLE
---------------------------------------------------
MARKET CAP             VALUE     BLEND     GROWTH
---------------------------------------------------
LARGE                              O
---------------------------------------------------
MEDIUM
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SMALL
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TICKER SYMBOLS

Class A                        BURHX
Class B                        BURIX


PORTFOLIO MANAGER
Jon M. Burnham
Since 1995

--------------------------------------

MINIMUM INVESTMENT
Regular accounts              $1,000
IRAs                             $50

--------------------------------------

ASSET VALUES
Net assets, in millions      $119.13
Net asset value per share
Class A                       $22.85
Class B                       $23.27

--------------------------------------

MAXIMUM OFFERING PRICE
Class A                       $24.05

--------------------------------------

EXPENSE RATIOS
Annualized, after expense
recovery
Class A                        1.39%
Class B                        2.13%

--------------------------------------

INCEPTION
Class A                June 15, 1975
Class B             October 18, 1993



ALL DATA AS OF DECEMBER 31, 2002. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B SHARES HAVE DIFFERENT COSTS AND THE GROWTH CHART DOES NOT REPRESENT THEIR PERFORMANCE. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS BEFORE INVESTING.
[END SIDEBAR]

4  BURNHAM FUND

PORTFOLIO INVESTMENTS
-------------------------------------

[GRAPHIC OMITTED] BRACKET ART
The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance.

                    ASSET ALLOCATION (AS A % OF NET ASSETS)


                               [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common stocks (net of call options written) .. 84%

Corporate and convertible bonds ..............  2%

Cash and net other assets .................... 14%


TOP INDUSTRIES - COMMON STOCK       % NET
(NET OF CALL OPTIONS WRITTEN)      ASSETS
------------------------------------------
 Financial                         21.38%
------------------------------------------
 Consumer Staples                  14.74%
------------------------------------------
 Health Care                       14.20%
------------------------------------------
 Energy                            11.87%
------------------------------------------
 Technology                        10.47%
------------------------------------------
 Services                           4.92%
------------------------------------------
 Industrial Cyclicals               3.02%
------------------------------------------
 Consumer Discretionary             2.36%
------------------------------------------
 Unit Investment Trusts             1.02%
                                   ------
                                   83.98%
                                   ======
------------------------------------------


TOP 10 COMMON STOCK HOLDINGS          % NET
(NET OF CALL OPTIONS WRITTEN)        ASSETS
--------------------------------------------
 Exxon Mobil Corp.                    5.87%
--------------------------------------------
 Pfizer Inc.                          5.13%
--------------------------------------------
 American Express Co.                 2.97%
--------------------------------------------
 PepsiCo, Inc.                        2.66%
--------------------------------------------
 American Italian Pasta Co., Class A  2.57%
--------------------------------------------
 MetLife, Inc.                        2.27%
--------------------------------------------
 Microsoft Corp.                      2.17%
--------------------------------------------
 BP p.l.c.- Sponsored ADR             2.05%
--------------------------------------------
 General Dynamics Corp.               2.00%
--------------------------------------------
 Cardinal Health, Inc.                1.99%
                                     ------
                                     29.68%
                                     ======
------------------------------------------


TOTAL RETURN+
--------------------------------------------------------------------------------

GROWTH OF $10,000 OVER TEN YEARS

                               [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     BURNHAM FUND           WITH                S&P 500
                 without sales charge    sales charge            Index*
                 --------------------    ------------           -------
Dec-92               10,000.00              9,500.00           10,000.00
Jan-93                9,983.00              9,484.00           10,084.00
Feb-93               10,185.00              9,675.00           10,223.00
Mar-93               10,338.00              9,822.00           10,439.00
Apr-93               10,223.00              9,712.00           10,186.00
May-93               10,432.00              9,911.00           10,458.00
Jun-93               10,564.00             10,035.00           10,489.00
Jul-93               10,632.00             10,101.00           10,447.00
Aug-93               10,963.00             10,415.00           10,843.00
Sep-93               11,032.00             10,480.00           10,759.00
Oct-93               11,007.00             10,456.00           10,982.00
Nov-93               10,767.00             10,228.00           10,877.00
Dec-93               10,937.00             10,390.00           11,009.00
Jan-94               11,058.00             10,505.00           11,383.00
Feb-94               10,866.00             10,323.00           11,075.00
Mar-94               10,399.00              9,879.00           10,592.00
Apr-94               10,475.00              9,951.00           10,728.00
May-94               10,537.00             10,010.00           10,903.00
Jun-94               10,400.00              9,880.00           10,636.00
Jul-94               10,657.00             10,124.00           10,985.00
Aug-94               10,925.00             10,379.00           11,436.00
Sep-94               10,790.00             10,251.00           11,155.00
Oct-94               10,947.00             10,400.00           11,406.00
Nov-94               10,682.00             10,148.00           10,991.00
Dec-94               10,742.00             10,205.00           11,154.00
Jan-95               10,944.00             10,397.00           11,443.00
Feb-95               11,201.00             10,641.00           11,889.00
Mar-95               11,330.00             10,763.00           12,240.00
Apr-95               11,585.00             11,005.00           12,600.00
May-95               11,902.00             11,307.00           13,104.00
Jun-95               12,106.00             11,500.00           13,408.00
Jul-95               12,310.00             11,695.00           13,853.00
Aug-95               12,442.00             11,820.00           13,887.00
Sep-95               12,757.00             12,119.00           14,473.00
Oct-95               12,723.00             12,087.00           14,421.00
Nov-95               13,017.00             12,366.00           15,054.00
Dec-95               13,368.00             12,700.00           15,345.00
Jan-96               13,770.00             13,082.00           15,867.00
Feb-96               13,849.00             13,156.00           16,014.00
Mar-96               13,969.00             13,271.00           16,168.00
Apr-96               14,090.00             13,385.00           16,406.00
May-96               14,374.00             13,655.00           16,829.00
Jun-96               14,289.00             13,575.00           16,893.00
Jul-96               13,606.00             12,926.00           16,146.00
Aug-96               13,936.00             13,239.00           16,487.00
Sep-96               14,655.00             13,922.00           17,415.00
Oct-96               15,059.00             14,306.00           17,896.00
Nov-96               15,930.00             15,133.00           19,249.00
Dec-96               15,721.00             14,935.00           18,868.00
Jan-97               16,576.00             15,747.00           20,047.00
Feb-97               16,324.00             15,508.00           20,203.00
Mar-97               15,872.00             15,078.00           19,373.00
Apr-97               16,566.00             15,737.00           20,529.00
May-97               17,369.00             16,500.00           21,780.00
Jun-97               18,133.00             17,227.00           22,755.00
Jul-97               19,401.00             18,431.00           24,567.00
Aug-97               18,652.00             17,719.00           23,191.00
Sep-97               19,355.00             18,387.00           24,462.00
Oct-97               18,962.00             18,014.00           23,645.00
Nov-97               19,256.00             18,293.00           24,740.00
Dec-97               19,608.00             18,628.00           25,165.00
Jan-98               19,534.00             18,557.00           25,444.00
Feb-98               20,831.00             19,789.00           27,279.00
Mar-98               21,864.00             20,771.00           28,676.00
Apr-98               22,400.00             21,280.00           28,965.00
May-98               21,983.00             20,884.00           28,467.00
Jun-98               22,825.00             21,684.00           29,623.00
Jul-98               22,455.00             21,333.00           29,309.00
Aug-98               18,541.00             17,614.00           25,071.00
Sep-98               19,774.00             18,786.00           26,678.00
Oct-98               20,878.00             19,834.00           28,847.00
Nov-98               22,057.00             20,955.00           30,595.00
Dec-98               23,941.00             22,744.00           32,357.00
Jan-99               25,179.00             23,920.00           33,710.00
Feb-99               23,985.00             22,786.00           32,661.00
Mar-99               25,468.00             24,194.00           33,968.00
Apr-99               26,351.00             25,034.00           35,282.00
May-99               25,239.00             23,977.00           34,450.00
Jun-99               26,766.00             25,428.00           36,362.00
Jul-99               26,014.00             24,714.00           35,227.00
Aug-99               26,287.00             24,973.00           35,051.00
Sep-99               25,859.00             24,566.00           34,091.00
Oct-99               28,103.00             26,698.00           36,248.00
Nov-99               29,388.00             27,918.00           36,984.00
Dec-99               31,774.00             30,185.00           39,163.00
Jan-00               31,538.00             29,961.00           37,195.00
Feb-00               32,300.00             30,685.00           36,491.00
Mar-00               34,174.00             32,465.00           40,061.00
Apr-00               33,412.00             31,741.00           38,856.00
May-00               32,757.00             31,119.00           38,058.00
Jun-00               35,111.00             33,355.00           38,996.00
Jul-00               34,810.00             33,069.00           38,387.00
Aug-00               38,529.00             36,603.00           40,771.00
Sep-00               37,973.00             36,074.00           38,619.00
Oct-00               36,769.00             34,930.00           38,455.00
Nov-00               32,775.00             31,136.00           35,424.00
Dec-00               32,433.00             30,812.00           35,597.00
Jan-01               33,372.00             31,703.00           36,860.00
Feb-01               29,576.00             28,097.00           33,499.00
Mar-01               27,698.00             26,313.00           31,377.00
Apr-01               30,531.00             29,005.00           33,815.00
May-01               30,414.00             28,893.00           34,042.00
Jun-01               29,668.00             28,185.00           33,213.00
Jul-01               28,742.00             27,305.00           32,886.00
Aug-01               27,105.00             25,749.00           30,828.00
Sep-01               25,537.00             24,260.00           28,338.00
Oct-01               26,007.00             24,707.00           28,879.00
Nov-01               27,131.00             25,774.00           31,094.00
Dec-01               27,809.00             26,419.00           31,366.00
Jan-02               27,773.00             26,384.00           30,909.00
Feb-02               26,911.00             25,565.00           30,313.00
Mar-02               28,118.00             26,712.00           31,453.00
Apr-02               26,348.00             25,031.00           29,546.00
May-02               26,112.00             24,807.00           29,328.00
Jun-02               24,815.00             23,574.00           27,239.00
Jul-02               22,859.00             21,716.00           25,115.00
Aug-02               22,582.00             21,453.00           25,280.00
Sep-02               21,100.00             20,045.00           22,533.00
Oct-02               21,717.00             20,631.00           24,516.00
Nov-02               22,159.00             21,051.00           25,959.00
Dec-02               21,374.00             20,305.00           24,434.00

                      WITH NO    WITH MAX.
AVERAGE          SALES CHARGE SALES CHARGE
ANNUAL RETURNS        OR CDSC      OR CDSC
------------------------------------------
CLASS A
------------------------------------------
 One year              (23.14)%   (26.98)%
------------------------------------------
 Three years           (12.38)%   (13.86)%
------------------------------------------
 Five years              1.74%      0.70%
------------------------------------------
 Ten years               7.89%      7.34%
------------------------------------------
 Fifteen years           9.04%      8.67%
------------------------------------------
 Since inception        11.39%     11.19%
------------------------------------------

CLASS B
------------------------------------------
 One year              (23.69)%   (27.69)%
------------------------------------------
 Three years           (13.03)%   (14.38)%
------------------------------------------
 Five years               0.96%      0.76%
------------------------------------------
 Since inception          6.65%      6.65%
------------------------------------------

                      WITH NO    WITH MAX.
CUMULATIVE       SALES CHARGE SALES CHARGE
TOTAL RETURNS         OR CDSC      OR CDSC
------------------------------------------
CLASS A
------------------------------------------
 One year              (23.14)%   (26.98)%
------------------------------------------
 Three years           (32.73)%   (36.09)%
------------------------------------------
 Five years               9.00%      3.55%
------------------------------------------
 Ten years              113.74%    103.05%
------------------------------------------
 Fifteen years          266.42%    248.10%
------------------------------------------
 Since inception       1861.25%   1763.19%
------------------------------------------

CLASS B
------------------------------------------
 One year              (23.69)%   (27.69)%
------------------------------------------
 Three years           (34.23)%   (37.23)%
------------------------------------------
 Five years               4.88%      3.88%
------------------------------------------
 Since inception         80.40%     80.40%
------------------------------------------

[BEGIN SIDEBAR]
PERFORMANCE OVER
--------------------------------------------------------------------------------
      THE PAST YEAR

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     -23.14%
                                 FUND (CLASS A)

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     -22.09%
                                     SECTOR

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     -22.02%
                                   PEER GROUP

THE FUND underperformed to its benchmark and peer group in the fourth quarter after tracking ahead for most of 2002.

THE SECTOR is represented by the S&P 500 Index(R) ("Standard & Poor's 500 Composite Stock Index"), an unmanaged index that includes 500 large-cap stocks.

THE PEER GROUP is represented by the funds in the Morningstar Large-Cap Blend category.


                               [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    FUND     SECTOR   PEER GROUP
D       0        0          0
J   -0.13    -1.46      -1.77
F   -3.23    -3.36      -3.67
M    1.11     0.28      -0.03
A   -5.25     -5.8      -5.07
M   - 6.1     -6.5      -5.94
J  -10.77   -13.16     -12.56
J   -17.8   -19.93      -19.3
A   -18.8    -19.4      -18.9
S  -24.13   -28.16     -26.87
O  -21.91   -21.84     -21.57
N  -20.32   -17.24     -17.54
D  -23.14    -22.1     -22.01



MODERN PORTFOLIO THEORY STATISTICS
THREE-YEAR RANGE

-------------------------------------
 Beta                           0.83
-------------------------------------
 R(2)                             76
-------------------------------------
 Alpha                         (0.72)
-------------------------------------
 Standard Deviation            15.96
-------------------------------------
 Sharpe Ratio                  (1.06)
-------------------------------------

* KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
  WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
[END SIDEBAR]
                                                                  BURNHAM FUND 5

BURNHAM
-----------------------------------------
              FINANCIAL SERVICES FUND
-----------------------------------------

[GRAPHIC OMITTED]
ANTON SCHUTZ PIC

"We anticipate a gradual recovery of the economy once the Iraq conflict is resolved and upon passage of a fiscally stimulating budget."

                                                                   /S/ SIGNATURE
                                                                    ANTON SCHUTZ
                                                               Portfolio Manager

We are pleased to report a third consecutive year of outperformance for the Burnham Financial Services Fund. The Fund's Class A shares finished the year up 17.55% for an average three year return of 32.42% and received a 5-Star rating from Morningstar upon its third anniversary.

o 2002 was full of market challenges as well as a large divergence within the financial services sector. The Federal Reserve continued to lower interest rates in the wake of a slow economy. Falling rates served to help savings and loans lower their funding costs and spur a mortgage refinance boom which also helped contribute to strong earnings growth. The Fund had large concentrations within the savings and loan category and benefited from the stimulus provided by falling interest rates.

o The Fund did not have large concentrations in consumer finance, money center banks, or broker dealers. In addition, positions in these sectors were hedged by selling covered calls against them. Insurance stocks faced a tough time due to costs from September 11th, as well as poor investment returns. Positions in Prudential and Principal were also hedged using covered calls.

o 2002 was another year with slow consolidation trends among financial services companies. The Fund benefited from multiple deals, with Savings Bank of the Finger Lakes being a large position purchased at a large premium. We expect to hold the stock of the acquiring institution, First Niagara, once the deal is completed. Golden State and VIB Corp, located in California, were acquired, as were New England based American Financial Holdings and Bay State. We maintain large positions in Connecticut Bancshares and Alliance Bancorp in Connecticut (which we view as takeover candidates), as well as multiple positions in Massachusetts.

o We expect an increase in the pace of deals in 2003 as the wind that was in the sails of the savings and loans subsides. The Federal Reserve does not have much more room to ease and the mortgage refinance boom may be close to over. New loan growth may be hard to come by. Taking the aforementioned factors into account, we are hopeful that the management of these institutions will choose to sell. Being invested in savings and loans is no longer a macro call, instead it is a highly targeted takeover strategy as well as a play on large dividends.

----------------------------------
   2002 Performance Comparison
----------------------------------

 Fund (Class A)              +17.55%
 NASDAQ Bank Index            +4.52%
 NASDAQ 100 Financial Index   -3.74%

o We anticipate a gradual recovery of the economy once the Iraq conflict is resolved and upon passage of a fiscally stimulating budget. We have been building positions in companies whose stocks have come down but are poised for a recovery. The fund now owns positions in Citigroup, Providian Financial and Federated Investors as both valuation and recovery plays.

o If the savings and loans in the portfolio are not takeover plays, they may actually benefit from rising interest rates. Sovereign Bancorp and New York Community Bancorp would benefit from increased rates. Additionally, most regional banks such as Banknorth Group are interest rate sensitive and would benefit from rising rates because they are "core funded" with checking account and low yielding money market and passbook deposits.

o We expect to continue maintaining insurance exposure through investments in Travelers, Prudential, Principal and Nationwide Financial Services. In our opinion, these positions are cheap on price to book ratios and earnings multiples.

o We anticipate navigating a difficult equity market with the same tactics that we have employed in the past three years. Our value bias is complimented by takeover plays and tactical covered call writing which helps reduce risk and enhance returns.

[BEGIN SIDEBAR]
---------------------
INVESTMENT FOCUS

                                 STYLE
---------------------------------------------------
MARKET CAP             VALUE     BLEND     GROWTH
---------------------------------------------------
LARGE
---------------------------------------------------
MEDIUM
---------------------------------------------------
SMALL                              O
---------------------------------------------------


TICKER SYMBOLS
Class A                        BURKX
Class B                        BURMX

--------------------------------------

PORTFOLIO MANAGER
Anton V. Schutz
Since inception

--------------------------------------

MINIMUM INVESTMENT
Regular accounts              $1,000
IRAs                             $50

--------------------------------------

ASSET VALUES
Net assets, in millions       $80.10
Net asset value per share
Class A                       $18.33
Class B                       $17.97

--------------------------------------

MAXIMUM OFFERING PRICE
Class A                       $19.29

--------------------------------------

EXPENSE RATIOS
Annualized, after expense
recovery

Class A                        1.60%
Class B                        2.34%

--------------------------------------

INCEPTION
Both classes            June 7, 1999

ALL DATA AS OF DECEMBER 31, 2002. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION INCLUDES THE MAXIMUM 5% SALES CHARGE. CLASS B SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS BEFORE INVESTING.
[END SIDEBAR]

6  FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
BRACKET ART
The fund seeks capital appreciation.

                                ASSET ALLOCATION
                             (AS A % OF NET ASSETS)


                               [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and net other assets ...........    5%
Common stocks .......................   95%
(net of call options written)


TOP 10 INDUSTRIES - COMMON STOCK    % NET
(NET OF CALL OPTIONS WRITTEN)      ASSETS
------------------------------------------
 Savings & Loan Companies--
 Regional                          44.35%
------------------------------------------
 Banks-- Regional                  18.04%
------------------------------------------
 Insurance                         13.95%
------------------------------------------
 Banks-- Major Regional             6.52%
------------------------------------------
 Diversified Financial Services     5.54%
------------------------------------------
 Investment Banking/Brokerage       3.51%
------------------------------------------
 Investment Management              1.62%
------------------------------------------
 Real Estate Investment Trust       0.71%
------------------------------------------
 Consumer Credit Services           0.58%
------------------------------------------
 Unregistered Investment Company    0.31%
                                   ------
                                   95.13%
                                   ======
------------------------------------------

TOP 10 COMMON STOCK HOLDINGS        % NET
(NET OF CALL OPTIONS WRITTEN)      ASSETS
------------------------------------------
 Charter Financial Corp.            5.51%
------------------------------------------
 Sovereign Bancorp, Inc.            4.35%
------------------------------------------
 Prudential Financial, Inc.         3.88%
------------------------------------------
 Hawthorne Financial Corp.          3.71%
------------------------------------------
 New York Community Bancorp, Inc.   3.56%
------------------------------------------
 Finger Lakes Bancorp, Inc.         3.46%
------------------------------------------
 Connecticut Bancshares, Inc.       3.36%
------------------------------------------
 Pacific Crest Capital, Inc.        3.32%
------------------------------------------
 Federated Investors Inc., Class B  2.69%
------------------------------------------
 Citizens South Banking Corp.       2.19%
                                   ------
                                   36.03%
                                   ======
------------------------------------------


TOTAL RETURN+
--------------------------------------------------------------------------------

GROWTH OF $10,000 SINCE INCEPTION

                               [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           BURNHAM FINANCIAL
             SERVICES FUND           WITH          NASDAQ BANK     NASDAQ 100
         WITHOUT SALES CHARGE    SALES CHARGE        INDEX*     FINANCIAL INDEX*
         --------------------    ------------      -----------  ----------------

June 7 1999    10,000.00           9,500.00        10,000.00       10,000.00
Jun-99         10,510.00           9,985.00        10,079.00       10,010.00
Jul-99         10,380.00           9,861.00         9,780.00        9,351.00
Aug-99          9,900.00           9,405.00         9,372.00        8,784.00
Sep-99          9,780.00           9,291.00         9,084.00        8,388.00
Oct-99         10,450.00           9,928.00         9,720.00        9,070.00
Nov-99         10,280.00           9,766.00         9,530.00        9,047.00
Dec-99          9,810.00           9,320.00         9,127.00        8,724.00
Jan-00          9,209.00           8,748.00         8,565.00        8,024.00
Feb-00          8,668.00           8,234.00         7,820.00        7,442.00
Mar-00          9,710.00           9,224.00         8,259.00        8,229.00
Apr-00         10,001.00           9,501.00         8,060.00        7,742.00
May-00         10,582.00          10,053.00         8,402.00        7,895.00
Jun-00         10,622.00          10,091.00         8,080.00        7,485.00
Jul-00         11,454.00          10,881.00         8,401.00        7,831.00
Aug-00         12,466.00          11,842.00         9,033.00        8,590.00
Sep-00         13,438.00          12,766.00         9,600.00        9,095.00
Oct-00         13,107.00          12,452.00         9,462.00        8,964.00
Nov-00         13,137.00          12,480.00         9,509.00        8,714.00
Dec-00         14,988.00          14,239.00        10,466.00        9,685.00
Jan-01         15,558.00          14,781.00        10,556.00        9,545.00
Feb-01         16,118.00          15,312.00        10,338.00        9,247.00
Mar-01         16,301.00          15,486.00        10,163.00        8,931.00
Apr-01         16,882.00          16,038.00        10,413.00        9,307.00
May-01         18,108.00          17,203.00        10,862.00        9,616.00
Jun-01         18,700.00          17,765.00        11,381.00       10,006.00
Jul-01         19,238.00          18,276.00        11,749.00       10,278.00
Aug-01         19,088.00          18,133.00        11,314.00        9,811.00
Sep-01         17,797.00          16,907.00        11,131.00        9,582.00
Oct-01         17,657.00          16,774.00        10,720.00        9,176.00
Nov-01         18,388.00          17,469.00        11,162.00        9,668.00
Dec-01         19,377.00          18,408.00        11,537.00       10,014.00
Jan-02         20,027.00          19,025.00        11,801.00       10,148.00
Feb-02         20,174.00          19,165.00        12,004.00       10,351.00
Mar-02         21,229.00          20,167.00        12,640.00       10,869.00
Apr-02         22,161.00          21,053.00        13,126.00       11,115.00
May-02         22,455.00          21,332.00        13,031.00       10,932.00
Jun-02         22,050.00          20,948.00        13,001.00       10,625.00
Jul-02         21,229.00          20,167.00        12,461.00       10,187.00
Aug-02         22,063.00          20,959.00        12,794.00       10,413.00
Sep-02         21,057.00          20,004.00        11,886.00        9,487.00
Oct-02         21,805.00          20,715.00        12,107.00        9,761.00
Nov-02         22,504.00          21,379.00        12,136.00        9,802.00
Dec-02         22,777.00          21,638.00        12,058.00        9,639.00


                       WITH NO     WITH MAX.
AVERAGE           SALES CHARGE  SALES CHARGE
ANNUAL RETURNS         OR CDSC       OR CDSC
--------------------------------------------
 CLASS A
--------------------------------------------
 One year               17.55%        11.67%
--------------------------------------------
 Three years            32.42%        30.17%
--------------------------------------------
 Since inception        25.82%        24.04%
--------------------------------------------

 CLASS B
--------------------------------------------
 One year               16.50%        12.50%
--------------------------------------------
 Three years            31.38%        30.80%
--------------------------------------------
 Since inception        24.79%        24.31%
--------------------------------------------

                       WITH NO     WITH MAX.
CUMULATIVE        SALES CHARGE SALES CHARGE
TOTAL RETURNS          OR CDSC      OR CDSC
--------------------------------------------
 CLASS A
--------------------------------------------
 One year               17.55%       11.67%
--------------------------------------------
 Three years           132.17%      120.56%
--------------------------------------------
 Since inception       127.77%      116.38%
--------------------------------------------

 CLASS B
--------------------------------------------
 One year               16.50%       12.50%
--------------------------------------------
 Three years           126.78%      123.78%
--------------------------------------------
 Since inception       121.12%      118.12%
--------------------------------------------

[BEGIN SIDEBAR]
PERFORMANCE OVER
------------------------------------------------
      THE PAST YEAR

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     +17.55%
                                 FUND (CLASS A)

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     -3.74%
                                     SECTOR

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     -10.83%
                                   PEER GROUP

THE FUND was once again a top performer in the financial services sector and awarded 5-stars by Morningstar for its continued overall performance.

THE SECTOR is represented by the NASDAQ 100 Financial Index, an unmanaged index of the 100 largest financial companies traded on the NASDAQ market system and the NASDAQ small cap market.

THE PEER GROUP is represented by the funds in the Morningstar Specialty - Financial investment category.

                               [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     FUND       SECTOR   PEER GROUP
D       0            0           0
J    3.35         1.34       -0.77
F    4.11         3.37     -1.0081
M    9.56         8.54      4.7433
A   14.37           11      4.6281
M   15.89         9.17      4.6385
J    13.8          6.1     -0.0284
J    9.56         1.73     -7.7162
A   13.86         3.99     -5.7782
S    8.67        -5.26    -15.8882
O   12.53        -2.53    -10.4966
N   16.14        -2.11     -7.1134
D   17.55        -3.74    -10.8475


---------------------------------------------

MODERN PORTFOLIO THEORY STATISTICS

THREE-YEAR RANGE
-------------------------------------
 Beta                           0.44
-------------------------------------
 R(2)                             26
-------------------------------------
 Alpha                         39.45
-------------------------------------
 Standard Deviation            21.33
-------------------------------------
 Sharpe Ratio                   1.40
-------------------------------------


* KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
  WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
[END SIDEBAR]
                                                       FINANCIAL SERVICES FUND 7

BURNHAM
-------------------------------------------
              MONEY MARKET FUND
-------------------------------------------

"During 2002 the fund provided investors with an acceptable yield when measured against peers."

                                                                   /S/ SIGNATURE
                                                                 MOLLY FLEWHARTY
                                                               Portfolio Manager

During the past twenty five years as a portfolio manager for money market funds, I have never experienced a more difficult investment environment for money funds than in the calendar year 2002. Money funds by their definition must stay short and liquid and therefore can offer little yield protection in a dramatically falling rate environment. After the free fall in rates of 2001 to levels not seen in forty years (Fed Funds moved from 6.00% to 1.75%) we were hopeful that during 2002 we would see a rebound in the economy and, if not an increase in rates, at least a stable rate environment. But the U.S. economy showed no signs of strengthening and in addition the corporate accounting scandals created an environment of investor skepticism and distrust.

Money fund portfolio managers found that their investment choices were shrinking along with the corresponding yields. Weak corporate earnings numbers created credit concerns as rating agencies downgraded short term ratings and so the number of viable issuers acceptable for money funds began to shrink. This was exacerbated by the historically low rates, which enticed corporations to finance with long term bonds rather than short term paper. This combination of a weak economy and low rates created a serious scarcity of short term credit worthy issuers in the second half of 2002.

The Federal Open Market Committee surprised many with a fifty basis point rate reduction at their November 6th meeting, lowering the target level for Fed Funds to 1.25%. The fifty basis points represented almost one-third of the Fed's remaining ammunition and indicated that the economic recovery was in serious trouble. Deflation became a serious topic of concern. The list of possible destabilizing shocks to the economy ranged from the price of oil and possible war with Iraq to additional corporate governance scandals and rising unemployment levels in a still weak economy.

As we look forward there does not seem to be any reason to suppose that 2003 will be very different from 2002. Rates may fall further but probably not more than an additional twenty-five basis points, and only if the economy shows signs of faltering and the unemployment rate increases. Otherwise we would expect rates to stay steady. The Fed will be very slow to raise rates as they would rather fuel future inflation than cut off a struggling recovery.

The Burnham Money Market Fund is invested in short term fixed income securities of the highest credit quality and liquidity. During 2002 the fund provided investors with an acceptable yield when measured against peers.



[BEGIN SIDEBAR]
TICKER SYMBOL                  BURXX
--------------------------------------

PORTFOLIO MANAGER
Reich & Tang Asset Management L.P.
Since inception

--------------------------------------

MINIMUM INVESTMENT
Regular accounts              $1,000
IRAs                             $50

--------------------------------------

ASSET VALUES
Net assets, in millions       $39.93
Net asset value per share      $1.00

--------------------------------------

EXPENSE RATIO

Annualized, after expense
reimbursement                  0.97%

--------------------------------------

INCEPTION

May 3, 1999

ALL DATA AS OF DECEMBER 31, 2002. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS BEFORE INVESTING.
[END SIDEBAR]




8  MONEY MARKET FUND

[GRAPHIC OMITTED]
BRACKET ART
The fund seeks maximum current income that is consistent with maintaining liquidity and preserving capital.


PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

               ASSET ALLOCATION BY MATURITY (AS A % OF NET ASSETS)

                                [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

31-89 days .......... 13%

Over 180 days .......  8%

1-3 days ............ 40%

4-30 days ........... 39%

                 ASSET ALLOCATION BY TYPE (AS A % OF NET ASSETS)

                                [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Discounted Commercial Paper ........... 19%

U.S. Government Agency Discount Note ..  5%

Yankee Certificate of Deposit .........  5%

Repurchase Agreement .................. 24%

Variable Rate Demand Notes ............ 32%

Letter of Credit Commercial Paper .....  4%

Foreign Discounted Commercial Paper ...  5%

U.S. Government Agency Medium Term Note  3%

Taxable Municipal Commercial Paper ....  3%


YIELD AND TOTAL RETURN*
--------------------------------------------------------------------------------

YIELD AND MATURITY
------------------------------------------
 Daily yield                         0.52%
------------------------------------------
 7-day effective yield               0.63%
------------------------------------------
 30-day effective yield              0.64%
------------------------------------------
 Weighted average days to maturity      34
------------------------------------------


AVERAGE ANNUAL RETURN
------------------------------------------
 One year                            1.00%
------------------------------------------
 Three years                         3.30%
------------------------------------------
 Since inception                     3.53%
------------------------------------------


CUMULATIVE TOTAL RETURN
------------------------------------------
 One year                            1.00%
------------------------------------------
 Three years                        10.24%
------------------------------------------
 Since inception                    13.57%
------------------------------------------



[BEGIN SIDEBAR]
PERFORMANCE OVER
----------------------------------------------
      THE PAST YEAR

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     +1.00%
                                      FUND

THE FUND invested in short term securities of the highest credit quality and liquidity.

                                [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         FUND
                         ----
01/01/02                 1.34
01/08/02                 1.25
01/15/02                 1.13
01/22/02                 1.09
01/29/02                 1.05
02/05/02                 1.02
02/12/02                 1.05
02/19/02                 1.07
02/26/02                 1.09
03/05/02                 1.06
03/12/02                 1.03
03/19/02                 1.10
03/26/02                 1.10
04/02/02                 1.10
04/09/02                 1.06
04/16/02                 1.07
04/23/02                 1.07
04/30/02                 1.10
05/07/02                 1.09
05/14/02                 1.07
05/21/02                 1.06
05/28/02                 1.06
06/04/02                 1.08
06/11/02                 1.05
06/18/02                 1.07
06/25/02                 1.06
07/02/02                 1.07
07/09/02                 1.04
07/16/02                 1.04
07/23/02                 1.03
07/30/02                 1.02
08/06/02                 1.02
08/13/02                 1.01
08/20/02                 1.01
08/27/02                 1.00
09/03/02                 1.03
09/10/02                 1.01
09/17/02                 1.00
09/24/02                 1.00
10/01/02                 1.01
10/08/02                 0.97
10/15/02                 0.95
10/22/02                 0.95
10/29/02                 0.97
11/05/02                 0.99
11/12/02                 0.87
11/19/02                 0.82
11/26/02                 0.71
12/03/02                 0.71
12/10/02                 0.68
12/17/02                 0.64
12/24/02                 0.61
12/31/02                 0.63


  IN THIS CHART, THE YIELD SHOWN ON A GIVEN DATE IS THE FUND'S 7-DAY YIELD AS OF THAT DATE. BECAUSE THESE FIGURES ARE CALCULATED USING THE SEC'S STANDARD FORMULA, THEY ARE USEFUL FOR COMPARING THIS FUND'S YIELD TO THOSE OF OTHER FUNDS, BUT THEY MAY BE SLIGHTLY DIFFERENT FROM THE ACTUAL YIELDS AN INVESTOR IN THE FUND WOULD HAVE EARNED.

* THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
[END SIDEBAR]

                                                             MONEY MARKET FUND 9

BURNHAM
----------------------------------------------
              U.S. TREASURY MONEY
              MARKET FUND
----------------------------------------------


"Rates may fall further but probably not more than an additional twenty-five basis points, and only if the economy shows signs of faltering and the unemployment rate increases. Otherwise we would expect rates to stay steady."

                                                                   /S/ SIGNATURE
                                                                 MOLLY FLEWHARTY
                                                               Portfolio Manager

During the past twenty five years as a portfolio manager for money market funds, I have never experienced a more difficult investment environment for money funds than in the calendar year 2002. Money funds by their definition must stay short and liquid and therefore can offer little yield protection in a dramatically falling rate environment. After the free fall in rates of 2001 to levels not seen in forty years (Fed Funds moved from 6.00% to 1.75%) we were hopeful that during 2002 we would see a rebound in the economy and, if not an increase in rates, at least a stable rate environment. But the U.S. economy showed no signs of strengthening and in addition the corporate accounting scandals created an environment of investor skepticism and distrust. Money fund portfolio managers found that their investment choices were shrinking along with the corresponding yields. Weak corporate earnings numbers created credit concerns for money funds and so the number of viable issuers began to shrink. This was exacerbated by the historically low rates, which enticed corporations to finance with long term rather than short term paper. This combination of a weak economy and low rates created a serious scarcity of short term credit worthy issuers in the second half of 2002. This impacted the Treasury fund in that many commercial paper investors found it necessary to invest in agencies and Treasuries as the other money market fund investment options became scarce. The additional money investing in the agency and short term Treasury market put even more downward pressure on yields.

The Federal Open Market Committee surprised many with a fifty basis point rate reduction at their November 6th meeting, leaving the target level for Fed Funds at 1.25%. The fifty basis points represented almost one-third of the Fed's remaining ammunition and indicated that the economic recovery was in serious trouble. Deflation became a serious topic of concern. The list of possible destabilizing shocks to the economy ranged from the price of oil and possible war with Iraq to additional corporate governance scandals and a continuing weak economy with possible rating agency downgrades. Any major uncertainty or even the hint of a crisis causes "a flight to quality", which simply means that investors around the world seek the safety of U.S. Treasury securities. During the 2002 we once again "barbelled" the Treasury fund as the highest yields were in overnight repurchase agreements and twelve or thirteen month notes.

As we look forward there does not seem to be any reason to suppose that 2003 will be very different from 2002. Rates may fall further but probably not more than an additional twenty-five basis points, and only if the economy shows signs of faltering and the unemployment rate increases. Otherwise we would expect rates to stay steady. The Fed will be very slow to raise rates as they would rather fuel future inflation than cut off a struggling recovery. The Burnham U.S. Treasury Fund is invested in short term U.S. Treasury securities and overnight repurchase agreements collateralized by U.S. Government securities. During 2002 the fund provided investors with an acceptable yield when measured against peers.


[BEGIN SIDEBAR]
TICKER SYMBOL                  BUTXX

---------------------------------------

PORTFOLIO MANAGER

Reich & Tang Asset Management L.P.
Since inception

---------------------------------------

MINIMUM INVESTMENT

Regular accounts              $1,000
IRAs                             $50

---------------------------------------

ASSET VALUES

Net assets, in millions      $139.47
Net asset value per share      $1.00

---------------------------------------

EXPENSE RATIO

Annualized, after expense
recovery                       0.90%

---------------------------------------

INCEPTION

October 13, 1999

ALL DATA AS OF DECEMBER 31, 2002. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS BEFORE INVESTING.
[END SIDEBAR]


10  U.S. TREASURY MONEY MARKET FUND

[GRAPHIC OMITTED]
BRACKET ART
The fund seeks maximum current income that is consistent with maintaining liquidity and preserving capital.


PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------


               ASSET ALLOCATION BY MATURITY (AS A % OF NET ASSETS)

                                [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Over 180 days ...... 17%

31-89 days .........  3%

90-180 days ........  2%

1-3 days ........... 78%

                 ASSET ALLOCATION BY TYPE (AS A % OF NET ASSETS)

                                [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Notes ........... 22%

Overnight Repurchase Agreement. 46%

U.S. Treasury Bills ........... 32%



YIELD AND TOTAL RETURN*
--------------------------------------------------------------------------------


YIELD AND MATURITY
-----------------------------------------
 Daily yield                        0.28%
-----------------------------------------
 7-day effective yield              0.51%
-----------------------------------------
 30-day effective yield             0.51%
-----------------------------------------
 Weighted average days to maturity     49
-----------------------------------------

AVERAGE ANNUAL RETURN
-----------------------------------------
 One year                           1.00%
-----------------------------------------
 Three years                        3.24%
-----------------------------------------
 Since inception                    3.44%
-----------------------------------------


CUMULATIVE TOTAL RETURN
-----------------------------------------
 One year                           1.00%
-----------------------------------------
 Three years                       10.05%
-----------------------------------------
 Since inception                   11.18%
-----------------------------------------


[BEGIN SIDEBAR]
PERFORMANCE OVER
------------------------------------------
      THE PAST YEAR

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     +1.00%
                                      FUND

During 2002, the highest yields were in overnight repurchase agreement and twelve or thirteen month notes.

                                [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     FUND
                     ----
  1/1/02             1.50
  1/8/02             1.42
 1/15/02             1.44
 1/22/02             1.39
 1/29/02             1.28
  2/5/02             1.22
 2/12/02             1.20
 2/19/02             1.24
 2/26/02             1.18
  3/5/02             1.16
 3/12/02             1.08
 3/19/02             1.12
 3/26/02             1.08
  4/2/02             1.15
  4/9/02             1.10
 4/16/02             1.14
 4/23/02             1.06
 4/30/02             1.14
  5/7/02             1.11
 5/14/02             1.12
 5/21/02             1.09
 5/28/02             1.07
  6/4/02             1.09
 6/11/02             0.99
 6/18/02             1.02
 6/25/02             1.00
  7/2/02             1.06
  7/9/02             1.02
 7/16/02             1.04
 7/23/02             1.01
 7/30/02             1.05
  8/6/02             1.07
 8/13/02             1.05
 8/20/02             1.01
 8/27/02             0.97
  9/3/02             1.06
 9/10/02             0.97
 9/17/02             0.98
 9/24/02             0.94
 10/1/02             1.00
 10/8/02             0.94
10/15/02             0.95
10/22/02             0.95
10/29/02             0.95
 11/5/02             0.97
11/12/02             0.57
11/19/02             0.56
11/26/02             0.53
 12/3/02             0.52
12/10/02             0.49
12/17/02             0.52
12/24/02             0.53
12/31/02             0.51


  IN THIS CHART, THE YIELD SHOWN ON A GIVEN DATE IS THE FUND'S 7-DAY YIELD AS OF THAT DATE. BECAUSE THESE FIGURES ARE CALCULATED USING THE SEC'S STANDARD FORMULA, THEY ARE USEFUL FOR COMPARING THIS FUND'S YIELD TO THOSE OF OTHER FUNDS, BUT THEY MAY BE SLIGHTLY DIFFERENT FROM THE ACTUAL YIELDS AN INVESTOR IN THE FUND WOULD HAVE EARNED.

* THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
[END SIDEBAR]


                                              U.S. TREASURY MONEY MARKET FUND 11

THE
---------------------------------
FINANCIAL PAGES
---------------------------------

 ABOUT THE FUNDS
---------------------------------

BUSINESS STRUCTURE
The funds are part of Burnham Investors Trust, a Delaware business trust. The trust is registered with the U.S. Securities and Exchange Commission as a diversified open-end investment company, commonly known as a mutual fund. Each fund is a series of the trust.

Except for Burnham Fund, the funds began operations after the creation of the trust on August 20, 1998. Burnham Fund was created in 1975 and was reorganized from a Maryland corporation to a series of the trust on April 30, 1999.

ADMINISTRATION
The following entities handle the funds' main activities:

  ADVISER/ADMINISTRATOR
  Burnham Asset Management Corporation
  1325 Avenue of the Americas
  New York, NY 10019

  MANAGES EACH FUND'S ASSETS, EITHER DIRECTLY OR BY CHOOSING A SUBADVISER, PROVIDES OFFICES AND PERSONNEL, AND SUPERVISES NON-INVESTMENT-RELATED OPERATIONS.

  DISTRIBUTOR
  Burnham Securities Incorporated
  1325 Avenue of the Americas
  New York, NY 10019

  UNDER THE FUNDS' 12B-1 PLANS, THE DISTRIBUTOR MUST USE ITS BEST EFFORTS TO SELL SHARES OF EACH FUND AND SHARE CLASS.

  TRANSFER AGENT
  PFPC Inc.
  760 Moore Road
  King of Prussia, PA 19406

  HANDLES TRANSACTIONS IN FUND SHARES.

  CUSTODIAN
  PFPC Trust Co.
  8800 Tinicum Boulevard
  Philadelphia, PA 19153

  HOLDS AND SETTLES THE FUNDS' SECURITIES.

  LEGAL COUNSEL
  Hale & Dorr LLP
  60 State Street
  Boston, MA 02109

  OVERSEES LEGAL AFFAIRS FOR THE TRUST.

SHARE CLASSES
The funds offer either one or two share classes, as follows:

O ONE SHARE CLASS, WITHOUT SALES CHARGES, BUT WITH A 1.00% REDEMPTION FEE ON
  SHARES SOLD WITHIN 180 DAYS:

  BURNHAM MONEY MARKET FUND
  (no redemption fee)

  BURNHAM U.S. TREASURY MONEY MARKET FUND
  (no redemption fee)

O TWO SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00%
  AND CLASS B HAVING A MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.00%:

  BURNHAM FUND

  BURNHAM FINANCIAL SERVICES FUND

The CDSC on Class B shares declines to zero after six years of owning the shares, and doesn't apply to shares acquired through reinvestment.

Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

DISTRIBUTIONS TO SHAREHOLDERS
Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code, allowing them to pay no federal income taxes.

Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund expect to declare income distributions daily and pay them monthly; Burnham Fund expects to declare and pay income distributions quarterly, and The Burnham Financial Services Fund expects to declare and pay income distributions once a year. Except for the money market funds, which are not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.


[BEGIN SIDEBAR]
ABOUT THE INFORMATION
---------------------------------
          IN THIS SECTION

On these pages, you'll find some general background about Burnham Investors Trust as well as details about each fund.

The tables showing financial results are intended to give a picture of each fund's operations over the past year as well as a "snapshot" of its assets and liabilities as of the report date.

The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader won't be able to gain an accurate understanding of the financial information without reading the text and notes. Footnotes that are specific to a given fund appear on pages 35 and 36 of this report.
[END SIDEBAR]


12  FINANCIAL PAGES

ACCOUNTING POLICIES
-----------------------------------

Below are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.

VALUING SECURITIES
The funds use these methods to value portfolio securities:

   STOCKS and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Any equities that didn't trade that day are valued at the last available bid price.

   BONDS and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

   MONEY MARKET INSTRUMENTS and other temporary cash investments are valued differently depending on the fund. The Burnham Money Market Fund and the Burnham U.S. Treasury Money Market Fund value them at amortized cost by amortizing any discount or premium in a straight line from the present to the maturity date (the method most commonly used to value these types of securities). The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.

   REPURCHASE AGREEMENTS, which each fund can use as long as the counterparties meet the trustees' credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. Government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counterparty default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.

   OPTIONS may be written by the non-money market funds to manage exposure to certain changes in markets. When a fund enters into a written call option, it records the amount received as an asset and also records an equivalent amount as a liability. The fund subsequently marks-to-market the liability, to reflect the option's current value. The potential risk to the funds is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When a call option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

   Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and for written options.

Whenever a fund is unable to determine the value of a security through its normal methods, it uses fair-value methods that have been adopted by the Board of Trustees.

ACCOUNTING FOR PORTFOLIO TRANSACTIONS
The funds account for purchases and sales of portfolio securities as of each security's trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues.

Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

DISTRIBUTIONS AND TAXES
The funds record distributions on the ex-dividend date.

On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications in order to comply with federal tax regulations.

AFFILIATED PARTIES
Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trusts' officers received any compensation from the trust.

EXPENSES
Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

USE OF MANAGEMENT ESTIMATES
Management has had to make certain estimates and assumptions in preparing its figures, so the actual cash amounts received or paid for a fund's assets, liabilities, income, and other items may ultimately differ from what is shown here.

SECURITIES LENDING
The Fund may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

                                                              FINANCIAL PAGES 13

ABOUT THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements for the funds appear on the following pages. These statements cover the funds' activities over the report period and show where each fund stood as of the last day of the period (in this case, December 31, 2002). The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.

PORTFOLIO HOLDINGS
Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor's, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund's net assets represented by that category of security.

Because securities change in value and the funds buy and sell investments, each fund's holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.

STATEMENT OF ASSETS AND LIABILITIES
Each fund's Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund's total assets and its total liabilities; the former minus the latter is the fund's net assets.

STATEMENT OF OPERATIONS
The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund's Statement of Operations also totals up the fund's gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only "on paper" as of the end of the report period).

STATEMENT OF CHANGES IN NET ASSETS
Two major factors determine the size of a mutual fund's assets: the performance of its investments, and how much money investors put in or take out. Each fund's Statement of Changes in Net Assets reflects both of these factors (along with other factors that affect asset size), showing the overall change in a fund's size from the beginning of the report period to the end.

FINANCIAL HIGHLIGHTS
These show, in summary form, each fund's performance for the past five years (or less, in the case of new funds). In semiannual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges. The Financial Highlights tables in these reports are substantially the same as those appearing in the current prospectus for these funds.

   RISKS NOT REFLECTED IN BALANCE SHEETS
   -----------------------------------------------------------------------------

   EXCEPT FOR THE TWO MONEY MARKET FUNDS, THE FUNDS HAVE THE ABILITY TO USE VARIOUS TECHNIQUES AND SECURITIES THAT MAY AFFECT A FUND'S INVESTMENT RESULTS AND RISK PROFILE IN WAYS THAT ARE NOT REFLECTED ON ITS BALANCE SHEET. THESE INCLUDE BOTH WRITTEN AND PURCHASED OPTIONS. TO ACCURATELY ASSESS THE POTENTIAL IMPACT OF THESE INVESTMENTS ON THE FUND, IT'S NECESSARY TO CONSIDER NOT JUST THE FINANCIAL INSTRUMENTS THEMSELVES BUT ALL RELATED AND OFFSETTING POSITIONS THE FUND MAY HOLD.

14  FINANCIAL PAGES

BURNHAM FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS
  AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

o INDICATES SECURITIES THAT DO         NUMBER OF
  NOT PRODUCE INCOME.                   SHARES         VALUE
--------------------------------------------------------------------------------


COMMON STOCKS  84.07%
(PERCENTAGE OF NET ASSETS)

CONSUMER DISCRETIONARY  2.36%
HOUSEWARE & SPECIALTIES  0.66%
   Lancaster Colony Corp.                20,000         $781,600
                                                     ------------
RETAIL STORES  1.70%
   Wal-Mart Stores, Inc.                 40,000        2,020,400
                                                     ------------
TOTAL CONSUMER DISCRETIONARY (COST: $2,188,742)        2,802,000
                                                     ------------
CONSUMER STAPLES  14.78%
EDUCATIONAL PRODUCTS AND TOYS  0.42%
 o Leapfrog Enterprises Inc.             20,000          503,000
                                                     ------------
FOOD AND BEVERAGE PRODUCTS  10.05%
 o American Italian Pasta Co.,
   Class A10                             85,000        3,058,300
   General Mills, Inc.(10)               30,000        1,408,500
   PepsiCo, Inc.                         75,000        3,166,500
   Sysco Corp.                           50,000        1,489,500
   The Coca-Cola Co.(10)                 40,000        1,752,800
   William Wrigley Jr. Co.               20,000        1,097,600
                                                     ------------
                                                      11,973,200
                                                     ------------
PERSONAL CARE PRODUCTS  4.31%
   Colgate-Palmolive Co.(10)             30,000        1,572,900
   The Gillette Co.(8)                   75,000        2,277,000
   The Procter & Gamble Co.(10)          15,000        1,289,100
                                                     ------------
                                                       5,139,000
                                                     ------------
TOTAL CONSUMER STAPLES (COST: $18,739,560)            17,615,200
                                                     ------------
ENERGY  11.87%
NATURAL GAS PIPELINE  1.17%
   Kinder Morgan Energy Partners LP      40,000        1,400,000
                                                     ------------
OIL AND GAS REFINING  10.70%
   BP p.l.c. - Sponsored ADR             60,000        2,439,000
   ChevronTexaco Corp.                   30,000        1,994,400
   Exxon Mobil Corp.                    200,000        6,988,000
   Royal Dutch Petroleum Co.(10)         30,000        1,320,600
                                                     ------------
                                                      12,742,000
                                                     ------------
TOTAL ENERGY (COST: $9,121,080)                       14,142,000
                                                     ------------
FINANCIAL  21.39%
BANKS  7.68%
   Bank One Corp.                        40,000        1,462,000


                                      NUMBER OF
                                       SHARES         VALUE
--------------------------------------------------------------------------------

   J.P. Morgan Chase & Co.(8),(10)       80,000       $1,920,000
   New York Community
   Bancorp Inc.(10)                      50,000        1,444,000
   North Fork Bancorporation, Inc.(10)   60,000        2,024,400
   Sovereign Bancorp, Inc.(10)           70,000          983,500
   The Bank of New York Co., Inc.(10)    55,000        1,317,800
                                                     ------------
                                                       9,151,700
                                                     ------------
DIVERSIFIED FINANCIAL SERVICES  3.85%
   American Express Co.                 100,000        3,535,000
   Citigroup Inc.(10)                    30,000        1,055,700
                                                     ------------
                                                       4,590,700
                                                     ------------
INSURANCE  4.61%
   AFLAC, Inc.(10)                       40,000        1,204,800
   MetLife, Inc.(10)                    100,000        2,704,000
   Prudential Financial, Inc.            50,000        1,587,000
                                                     ------------
                                                       5,495,800
                                                     ------------
INVESTMENT BANKING/BROKERAGE  1.00%
   The Bear Stearns Cos., Inc.           20,000        1,188,000
                                                     ------------
REAL ESTATE INVESTMENT TRUSTS  4.25%
   General Growth Properties, Inc.(10)   20,000        1,040,000
   Reckson Associates Realty Corp.(10)   50,000        1,052,500
   Vornado Realty Trust                  50,000        1,860,000
   Weingarten Realty Investors           30,000        1,105,800
                                                     ------------
                                                       5,058,300
                                                     ------------
TOTAL FINANCIAL (COST: $22,317,277)                   25,484,500
                                                     ------------
HEALTH CARE  14.20%

BIOTECHNOLOGY  1.22%
 o Amgen, Inc.(10)                       30,000        1,450,200
                                                     ------------
MEDICAL PRODUCTS  1.91%
   Medtronic, Inc.(10)                   50,000        2,280,000
                                                     ------------
MEDICAL SERVICES  0.96%
 o Quest Diagnostic Inc.(10)             20,000        1,138,000
                                                     ------------
MEDICAL-WHOLESALE DRUG/SUNDRY  1.99%
   Cardinal Health, Inc.(10)             40,000        2,367,600
                                                     ------------
PHARMACEUTICALS  8.12%
   Johnson & Johnson                     40,000        2,148,400
   Merck & Co., Inc.                     25,000        1,415,250
   Pfizer Inc.(10)                      200,000        6,114,000
                                                     ------------
                                                       9,677,650
                                                     ------------
TOTAL HEALTH CARE (COST: $13,307,310)                 16,913,450
                                                     ------------


THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 35.

                                                                 BURNHAM FUND 15

BURNHAM FUND CONTINUED

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS CONTINUED
  AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                       NUMBER OF
                                        SHARES           VALUE
--------------------------------------------------------------------------------

COMMON STOCKS  CONTINUED
INDUSTRIAL CYCLICALS  3.02%
AEROSPACE AND DEFENSE  2.00%
   General Dynamics Corp.(10)           30,000        $2,381,100
                                                     ------------
INDUSTRIAL CONGLOMERATES  1.02%
   General Electric Co.(8),(10)         50,000         1,217,500
                                                     ------------
TOTAL INDUSTRIAL CYCLICALS (COST: $3,430,885)          3,598,600
                                                     ------------
SERVICES  4.92%
BROADCASTING AND CABLE TV  2.09%
 o Liberty Media Corp., Class A Shares  50,000           447,000
 o Viacom Inc., Class B(10)             50,000         2,038,000
                                                     ------------
                                                       2,485,000
                                                     ------------
DATA PROCESSING  1.78%
   First Data Corp.(10)                 60,000         2,124,600
                                                     ------------
PASSENGER CRUISE LINES  1.05%
   Carnival Corp.(10)                   50,000         1,247,500
                                                     ------------
TOTAL SERVICES (COST: $5,069,392)                      5,857,100
                                                     ------------
TECHNOLOGY  10.51%
COMPUTER HARDWARE  3.07%
 o Dell Computer Corp.(10)              50,000         1,337,000
   International Business
   Machines Corp.(8)                    30,000         2,325,000
                                                     ------------
                                                       3,662,000
                                                     ------------
COMPUTER STORAGE AND PERIPHERALS  0.52%
 o EMC Corp.(10)                       100,000           614,000
                                                     ------------
NETWORKING EQUIPMENT  1.10%
 o Cisco Systems, Inc.                 100,000         1,310,000
                                                     ------------
SEMICONDUCTORS  1.96%
   Intel Corp.(10)                     150,000         2,335,500
                                                     ------------
SYSTEMS SOFTWARE  2.17%
 o Microsoft Corp.(10)                  50,000         2,585,000
                                                     ------------
TELECOMMUNICATIONS EQUIPMENT  1.69%
   Nokia Corp. - Sponsored ADR(8),(10) 130,000         2,015,000
                                                     ------------
TOTAL TECHNOLOGY (COST: $11,309,958)                  12,521,500
                                                     ------------
UNIT INVESTMENT TRUSTS  1.02%
UNIT INVESTMENT TRUSTS  1.02%
 o Nasdaq-100 Index Tracking Stock      50,000         1,218,500
                                                     ------------
TOTAL UNIT INVESTMENT TRUSTS (COST: $1,274,600)        1,218,500
                                                     ------------
TOTAL COMMON STOCKS (COST: $86,758,804)              100,152,850
                                                     ------------

                                        FACE
                                        VALUE       VALUE
--------------------------------------------------------------------------------

CORPORATE CONVERTIBLE BONDS  1.05%

TECHNOLOGY  0.82%
COMPUTER PRODUCTS AND SOFTWARE  0.82%
   Siebel Systems, Inc.
   5.50% 9/15/06                    $1,000,000          $972,500
                                                     ------------
TOTAL TECHNOLOGY (COST: $962,285)                        972,500
                                                     ------------
UTILITIES  0.23%
ELECTRIC  0.23%
   The AES Corp., Jr.sub. deb. notes(10)
   4.50% 8/15/05                       630,000           277,987
                                                     ------------
TOTAL UTILITIES (COST: $387,111)                         277,987
                                                     ------------
TOTAL CORPORATE CONVERTIBLE BONDS
(COST: $1,349,396)                                     1,250,487
                                                     ------------

CORPORATE BONDS  1.09%

SERVICES  1.09%
HOTELS  1.09%
   Marriott Corp., deb.
   9.38% 6/15/07                     1,265,000         1,295,107
                                                     ------------
TOTAL CORPORATE BONDS (COST: $1,269,826)               1,295,107
                                                     ------------

SHORT-TERM INSTRUMENTS  62.46%(B)

DISCOUNTED COMMERCIAL PAPER  10.42%
   ABN AMRO North America Inc.
   1.27% 1/06/03                     1,466,000         1,465,741

   American General Finance Corp.
   1.33% 1/03/03                     2,000,000         1,999,852

   Crown Point
   1.38% 1/08/03(a)                     52,847            52,847

   Crown Point
   1.39% 1/10/03(a)                  2,131,522         2,131,522

   General Electric Capital Corp.
   1.35% 1/03/03                     2,217,000         2,216,834

   Lexington Parker Capital
   1.39% 1/15/03(a)                  1,061,050         1,061,050

   Mortgage Interest
   Networking Trust
   1.38% 1/02/03                     1,549,000         1,548,941

   National Rural
   1.42% 1/14/03(a)                  1,767,230         1,767,230

   Wyeth
   1.75% 1/22/03(a)                    169,754           169,754
                                                     ------------
TOTAL DISCOUNTED COMMERCIAL PAPER
(COST: $12,413,771)                                   12,413,771
                                                     ------------

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 35.

16  BURNHAM FUND

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS CONTINUED
  AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        FACE
                                        VALUE           VALUE
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS  CONTINUED

FLOATING RATE NOTE  5.84%
   Bear Stearns Co.
   1.93% 1/15/03(a)                   $759,025          $759,025

   Bear Stearns Co.
   1.90% 1/16/03(a)                  2,120,799         2,120,799

   Dresdner Bank
   1.78% 10/06/03(a)                 1,284,856         1,284,856

   Morgan Stanley Co.
   1.96% 4/15/03(a)                  2,479,965         2,479,965

   National City
   1.70% 3/05/03(a)                    307,404           307,404
                                                     ------------
TOTAL FLOATING RATE NOTE (COST: $6,952,049)            6,952,049
                                                     ------------

                                       SHARES
                                      -------

INSTITUTIONAL MONEY MARKET TRUST  26.45%
   PNCBank Institutional
   Money Market Trust
   1.43%(a),(11)                    31,513,350        31,513,350
                                                     ------------
TOTAL INSTITUTIONAL MONEY MARKET TRUST
(COST: $31,513,350)                                   31,513,350
                                                     ------------

                                       FACE
                                       VALUE
                                      -------

MEDIUM TERM NOTE  4.02%
   Merrill Lynch
   1.44% 1/30/03(a)                 $2,753,390         2,753,390

   Merrill Lynch
   1.38% 1/27/03(a)                  2,028,689         2,028,689
                                                     ------------
MEDIUM TERM NOTE (COST: $4,782,079)                    4,782,079
                                                     ------------
REPURCHASE AGREEMENT  0.62%
   UBS Warburg (Collateralized by
   U.S. Treasury Bonds)
   1.11% 1/02/03(a)                    744,611           744,611
                                                     ------------
TOTAL REPURCHASE AGREEMENT (COST: $744,611)              744,611
                                                     ------------
TIME DEPOSITS  6.72%
   Bank Brussels
   1.88% 1/02/03(a)                  2,699,930         2,699,930

   Bank Brussels
   1.75% 1/02/03(a)                  1,076,424         1,076,424

   Canadian Imperial
   0.75% 1/02/03(a)                     62,193            62,193

   Credit Suisse
   1.75% 1/02/03(a)                  2,888,435         2,888,435

   Royal Bank of  Canada
   1.22% 1/02/03(a)                  1,281,108         1,281,108
                                                     ------------
TOTAL TIME DEPOSITS (COST: $8,008,090)                 8,008,090
                                                     ------------

                                        FACE
                                        VALUE       VALUE
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS  8.39%
   US Treasury Bill(10)
   1.52% 1/02/03                   $10,000,000        $9,999,578
                                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST: $9,999,578)                                     9,999,578
                                                     ------------
TOTAL SHORT-TERM INSTRUMENTS
(COST: $74,413,528)                                   74,413,528
                                                     ------------

                                     NUMBER OF
                                     CONTRACTS
                                     ---------

CALL OPTIONS WRITTEN  (0.11)%

   General Electric Co. Calls
   @ 27.50 due Jan 03                      200            (2,000)
                                                     ------------
   Gillette Co. Calls
   @ 30 due Jan 03                         750           (60,000)
                                                     ------------
   International Business
   Machines Corp. Calls
   @ 75 due Jan 03                         100           (46,000)
                                                     ------------
   J.P. Morgan Chase & Co. Calls
   @ 25 Jan 03                             200           (11,000)
                                                     ------------
   Nokia Corp-Sponsored ADR Calls
   @  17.5 due Jan 03                      700            (7,000)
                                                     ------------
TOTAL CALL OPTIONS WRITTEN
 (PREMIUMS RECEIVED: $274,216)                          (126,000)
                                                     ------------

-----------------------------------------------------------------
 TOTAL INVESTMENTS  148.67%
 (COST $163,791,554)                                $177,111,972

 CALL OPTIONS WRITTEN  (0.11)%
 (PREMIUMS RECEIVED $274,216)                           (126,000)

 LIABILITIES, LESS CASH AND OTHER ASSETS  (48.57)%   (57,858,063)
                                                    -------------

 NET ASSETS  100.00%                                $119,127,909
                                                    =============
-----------------------------------------------------------------

   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
   -----------------------------------------------------------------------------
   THE TAX COST OF THE FUND AT DECEMBER 31, 2002, BASED ON SECURITIES OWNED, WAS $165,867,928. THE UNREALIZED GROSS APPRECIATION/ (DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT DECEMBER 31, 2002 WAS $14,589,434 AND $(3,345,390) RESPECTIVELY.

A   THIS SECURITY IS THE COLLATERAL USED IN SECURITY LENDING.
B THE 62.46% IS INCLUSIVE OF ALL SHORT-TERM INSTRUMENTS, INCLUDING THE COLLATERAL USED IN SECURITY LENDING. NOT INCLUDING THE COLLATERAL, THE PERCENTAGE WOULD BE 14.46%.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 35.

                                                                 BURNHAM FUND 17

BURNHAM FUND CONTINUED

------------------------------------------------------------------
  STATEMENT OF ASSETS & LIABILITIES
  AS OF DECEMBER 31, 2002
------------------------------------------------------------------

ASSETS
   Investments, at market value
   (including securities loaned of $55,163,926)
   (cost: $163,791,554)                             $177,111,972
   Cash in bank                                          102,407
   Dividends and interest receivable                     118,006
   Receivable for capital stock sold                      16,877
   Receivable from investment advisor                      7,526
   Prepaid expenses                                       16,644
                                                    -------------
   Total assets                                      177,373,432
                                                    -------------

LIABILITIES
   Collateral on securities loaned, at value(10)      57,182,582
   Payable for investments purchased                     520,459
   Payable for capital stock redeemed                    175,987
   Payable for options written(6)
   (premiums received $274,216)                          126,000
   Payable for administration fees(1)                     15,522
   Payable for investment advisory fees(2)                64,102
   Payable for distribution fees and service fees(3)      30,147
   Payable for transfer agent fees                        58,906
   Accrued expenses and other payables                    71,818
                                                    -------------
   Total liabilities                                  58,245,523
                                                    -------------

NET ASSETS                                          $119,127,909
                                                    =============

ANALYSIS OF NET ASSETS
BY SOURCE:
   Capital paid in                                  $107,404,911
   Accumulated net realized loss on investments       (1,745,636)
   Net unrealized appreciation of investments
   and written options                                13,468,634
                                                    -------------
                                                    $119,127,909
                                                    -------------


BY SHARE CLASS:

                                                   CAPITAL SHARES
                 NET ASSETS          NAV(4)        OUTSTANDING(9)
-----------------------------------------------------------------
   Class A:      $114,198,569        $22.85            4,998,433
   Class B:        $4,929,340        $23.27              211,864



------------------------------------------------------------------
  STATEMENT OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                          $2,265,474
   Interest                                              832,045
   Securities lending(10)                                 24,717
                                                    -------------
   Total income                                        3,122,236
                                                    -------------

EXPENSES
   Administration fees(1)                                213,973
   Investment advisory fees(2)                           861,210
   Service fees (Class B)(3)                              15,572
   Distribution fees (Class A)(3)                        343,266
   Distribution fees (Class B)(3)                         46,715
   Transfer agent fees                                   228,809
   Audit and legal fees                                   65,777
   Reports to shareholders                                59,475
   Trustees' fees and expenses                            45,747
   Fund accounting expenses                               43,068
   Registration fees and expenses                         39,682
   Custodian fees                                         29,824
   Miscellaneous expenses                                 49,483
                                                    -------------
   Total expenses before recovery                      2,042,601
   Plus net voluntary recovery by advisor(5)               2,934
                                                    -------------
   Total expenses after recovery                       2,045,535
                                                    -------------

NET INVESTMENT INCOME                                 $1,076,701
                                                    -------------

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND WRITTEN OPTIONS

REALIZED GAIN/(LOSS) FROM SECURITIES AND
WRITTEN OPTIONS TRANSACTIONS:(6)
   Proceeds from sales of securities                $130,993,745
   Cost of securities sold                          (131,357,555)
                                                    -------------
   Total realized loss on investments                   (363,810)
   Realized gain from written
   options transactions6                                 225,490
                                                    -------------
   Net realized loss from securities transactions       (138,320)
                                                    -------------
UNREALIZED DEPRECIATION OF INVESTMENTS AND
WRITTEN OPTIONS TRANSACTIONS:
   Beginning of year                                  52,280,506
   End of year                                        13,468,634
                                                    -------------
   Net unrealized depreciation of investments
   and written options transactions                  (38,811,872)
                                                    -------------
   NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND WRITTEN OPTIONS TRANSACTIONS      (38,950,192)
                                                    -------------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                     $(37,873,491)
                                                    =============

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 35.

18  BURNHAM FUND

--------------------------------------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                             FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                DECEMBER 31,        DECEMBER 31,
                                    2002                2001
--------------------------------------------------------------------------------

DECREASE IN NET ASSETS

FROM OPERATIONS:
   Net investment income            $1,076,701        $1,114,076
   Net realized gain/(loss) from
   securities transactions            (138,320)        6,859,229
   Decrease in unrealized
   depreciation of investments     (38,811,872)      (36,860,008)
                                  ------------      ------------
   Net decrease in net assets
   resulting from operations       (37,873,491)      (28,886,703)
                                  ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS(7)

FROM NET INVESTMENT INCOME:
   Class A shares                     (926,321)       (1,063,397)
                                  ------------      ------------

FROM REALIZED GAINS FROM SECURITIES
AND WRITTEN OPTIONS TRANSACTIONS:
   Class A shares                   (2,919,444)      (11,997,722)
   Class B shares                     (130,805)         (558,341)
                                  ------------      ------------
                                    (3,050,249)      (12,556,063)
                                  ------------      ------------
   Total distributions
   to shareholders                  (3,976,570)      (13,619,460)
                                  ------------      ------------

CAPITAL SHARE TRANSACTIONS
(ALSO SEE DETAIL AT RIGHT)
   Net proceeds from sale
   of shares                        22,372,097        59,778,225

   Net asset value of shares
   issued to shareholders in
   reinvestment of dividends         3,499,790        11,933,659
                                  ------------      ------------
                                    25,871,887        71,711,884
   Cost of shares redeemed         (30,958,464)      (64,864,651)
                                  ------------      ------------
   Increase/(decrease) in net
   assets derived from capital
   share transactions               (5,086,577)        6,847,233
                                  ------------      ------------
   Decrease in
   net assets for the year         (46,936,638)      (35,658,930)

NET ASSETS
   Beginning of year               166,064,547       201,723,477
                                  ------------      ------------

END OF YEAR                       $119,127,909      $166,064,547
                                  ============      ============

--------------------------------------------------------------------------------
   DETAIL OF CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                     NUMBER
                                    OF SHARES          AMOUNT
--------------------------------------------------------------------------------
   CLASS A SHARES
   YEAR ENDED 12/31/02
      Shares sold                      768,712       $21,354,892
      Shares issued for
      reinvestments                    137,072         3,404,902
      Shares redeemed               (1,077,019)      (29,013,493)
                                   ------------      ------------
   NET DECREASE                       (171,235)      $(4,253,699)
                                   ============      ============
   YEAR ENDED 12/31/01
      Shares sold                    1,618,203       $54,793,580
      Shares issued for
      reinvestments                    358,512        11,537,226
      Shares redeemed               (1,834,289)      (61,808,353)
                                   ------------      ------------
   NET INCREASE                        142,426        $4,522,453
                                   ============      ============
   CLASS B SHARES
   YEAR ENDED 12/31/02
      Shares sold                       36,464        $1,017,205
      Shares issued for
      reinvestments                      3,732            94,888
      Shares redeemed                  (72,144)       (1,944,971)
                                   ------------      ------------
   NET DECREASE                        (31,948)        $(832,878)
                                   ============      ============
   YEAR ENDED 12/31/01
      Shares sold                      141,898        $4,984,645
      Shares issued for
      reinvestments                     12,098           396,433
      Shares redeemed                  (92,054)       (3,056,298)
                                   ------------      ------------
   NET INCREASE                         61,942        $2,324,780
                                   ============      ============

--------------------------------------------------------------------------------
THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 35.

                                                                 BURNHAM FUND 19

BURNHAM FUND CONTINUED

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.
--------------------------------------------------------------------------------


                                                  FOR THE YEAR ENDED DECEMBER 31,               FOR THE YEAR ENDED DECEMBER 31,
                                              ---------------------------------------         ----------------------------------
                                             2002     2001      2000     1999      1998      2002    2001    2000    1999     1998
-----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE DATA                                           CLASS A SHARES                                 CLASS B SHARES
 NET ASSET VALUE:
   Beginning of year ($)                     30.65     38.70    41.71     34.31    30.04     31.19   39.36   42.66   35.21   30.75

 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss)               0.21      0.22     0.05      0.06     0.25      0.01   (0.03)  (0.23)  (0.17)   0.03
   Net gain/(loss) on securities
   and options (both
   realized and unrealized)                  (7.25)    (5.67)    0.88     10.52     5.97     (7.35)  (5.75)   0.84   10.70    6.12
                                        -------------------------------------------------------------------------------------------
   Total from investment operations          (7.04)    (5.45)    0.93     10.58     6.22     (7.34)  (5.78)   0.61   10.53    6.15


 LESS DISTRIBUTIONS:
   Dividends
   (from net investment income)              (0.18)    (0.21)   (0.03)    (0.10)   (0.32)    --      --      --      --      (0.06)
   Distributions from capital gains
   (from securities and
   options transactions)                     (0.58)    (2.39)   (3.91)    (3.08)   (1.63)    (0.58)  (2.39)  (3.91)  (3.08)  (1.63)
                                        -------------------------------------------------------------------------------------------
   Total distributions                       (0.76)    (2.60)   (3.94)    (3.18)   (1.95)    (0.58)  (2.39)  (3.91)  (3.08)  (1.69)
                                        -------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of year ($)            22.85     30.65    38.70     41.71    34.31     23.27   31.19   39.36   42.66   35.21
                                        ===========================================================================================
 TOTAL RETURN (%)*                          (23.14)   (14.26)    2.07     32.71    22.08    (23.69) (14.88)   1.26   31.60   21.16
                                        -------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

 Net assets,
 end of year (in $000's)                    114,199   158,459  194,565   193,092  156,736    4,929   7,605   7,158   5,101   2,408
                                        -------------------------------------------------------------------------------------------
 Ratio of total expenses
 after reimbursement/recovery to
 average net assets (%)(5)                    1.39      1.37     1.34      1.34     1.30      2.13    2.12    2.09    2.09    2.08
                                        -------------------------------------------------------------------------------------------
 Ratio of total expenses
 before reimbursement/recovery to
 average net assets (%)(5)                    1.39      1.23     1.39      1.44     1.32      2.13    1.98    2.14    2.20    2.18
                                        -------------------------------------------------------------------------------------------
 Ratio of net income/(loss) to
 average net assets (%)                       0.78      0.64     0.12      0.12     0.80      0.05   (0.11)  (0.63)  (0.63)   0.03
                                        -------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                 94.1      68.4     49.6      42.2     54.7      94.1    68.4    49.6    42.2    54.7

  * THE TOTAL RETURN ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES. TOTAL RETURN WOULD HAVE
    BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGES 35 - 36.

20  BURNHAM FUND

BURNHAM
         FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS
  AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------


o INDICATES SECURITIES THAT DO         NUMBER OF
  NOT PRODUCE INCOME.                   SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCKS  96.30%
(PERCENTAGE OF NET ASSETS)

BANKS  24.72%
BANKS - MAJOR REGIONAL  6.66%
   FleetBoston Financial Corp.(8)       40,000          $972,000
   KeyCorp(8)                           40,000         1,005,600
   PNC Financial Services Group(8),(11) 35,000         1,466,500
   U.S. Bancorp(8)                      45,000           954,900
   Wells Fargo & Co.(8)                 20,000           937,400
                                                     ------------
                                                       5,336,400
                                                     ------------
BANKS - REGIONAL  18.06%
   Alliance Financial Corp.             41,000         1,115,200
   BankNorth Group, Inc.(8)             40,000           904,000
 o Bay View Capital Corp.              125,000           718,750
   Evans Bancorp, Inc.                   7,195           168,219
   First Commonwealth
   Financial Corp.                     100,000         1,150,000
   Hibernia Corp.                       20,000           385,200
   Independent Bank Corp.               40,000           912,000
   Interchange Financial                30,000           483,000
   Mayflower Co-operative Bank          25,000           360,000
   National Commerce
   Financial Corp.(8)                   35,000           834,750
   Pacific Crest Capital, Inc.         168,500         2,662,300
   Patriot Bank Corp.                   45,000           691,650
 o Pinnacle Financial Partners, Inc.    50,000           645,500
   Provident Bankshares Corp.           50,000         1,155,550
   Southern Financial Bancorp, Inc.     32,000           963,200
   Sterling Bancorp                     50,000         1,316,000
                                                     ------------
                                                      14,465,319
                                                     ------------

TOTAL BANKS (COST: $19,094,060)                       19,801,719
                                                     ------------
FINANCIAL  26.36%
AUTO LOANS FINANCING  0.08%
 o Union Acceptance Corp.              110,000            68,200
                                                     ------------
CONSUMER CREDIT SERVICES  0.65%
 o Providian Financial Corp.(8)         80,000           519,200
                                                     ------------
DIVERSIFIED FINANCIAL SERVICES  5.64%
   Citigroup Inc.(8)                    50,000         1,759,500
   Federated Investors Inc., Class B    85,000         2,156,450
   Morgan Stanley(8)                    15,000           598,800
                                                     ------------
                                                       4,514,750
                                                     ------------

                                      NUMBER OF
                                       SHARES         VALUE
--------------------------------------------------------------------------------

INSURANCE  14.40%
   John Hancock Financial
   Services, Inc.(8)                    30,000          $837,000
   MGIC Investment Corp.(10)            20,000           826,000
   Nationwide Financial Services, Inc.,
   Class A(8)                           60,000         1,719,000
   Principal Financial Group, Inc.(8)   40,000         1,205,200
   Prudential Financial, Inc.(8)       100,000         3,174,000
   The Phoenix Cos., Inc.(8),(10)      125,000           950,000
 o Travelers Property Casualty Corp.,
   Class A(8)                           90,600         1,327,290
 o UICI(8)                              50,000           777,500
 o Willis Group Holdings Ltd.(8)        25,000           716,750
                                                     ------------
                                                      11,532,740
                                                     ------------

INVESTMENT BANKING/BROKERAGE  3.61%
 o E*TRADE Group, Inc.(8)              200,000           972,000
   Lehman Brothers Holdings Inc.(8)      5,000           266,450
   Merrill Lynch & Co., Inc.(8)         20,000           759,000
   The Bear Stearns Cos., Inc.(8)       15,000           891,000
                                                     ------------
                                                       2,888,450
                                                     ------------

INVESTMENT MANAGEMENT  1.67%
   Neuberger Berman Inc.(8)             40,000         1,339,600
                                                     ------------
UNREGISTERED INVESTMENT COMPANY  0.31%
 o Peregrine Holdings Ltd.(12)         250,000           250,000
                                                     ------------
TOTAL FINANCIAL (COST: $21,512,622)                   21,112,940
                                                     ------------
REAL ESTATE INVESTMENT TRUSTS  0.71%
REAL ESTATE INVESTMENT TRUSTS  0.71%
   American Mortgage
   Acceptance Co.                       40,000           563,600
                                                     ------------

TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST: $514,868)                                         563,600
                                                     ------------
SAVINGS AND  LOAN COMPANIES  44.51%
SAVINGS AND LOAN COMPANIES --
REGIONAL  44.51%
   Alliance Bancorp
   New England, Inc.                    75,000         1,511,250
   American Financial Holdings, Inc.    30,000           896,400
   Bay State Bancorp, Inc.                 100             2,600
   Berkshire Hills Bancorp, Inc.        18,000           423,900
   BostonFed Bancorp, Inc.              24,000           640,800
   Charter Financial Corp.             142,000         4,413,488
   Citizens South Banking Corp.        172,300         1,757,460
   Coastal Bancorp, Inc.                20,000           647,000
 o Commercial Capital Bancorp, Inc.     49,100           435,517


THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 35.

                                                      FINANCIAL SERVICES FUND 21

BURNHAM FINANCIAL SERVICES FUND CONTINUED

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS CONTINUED
  AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                      NUMBER OF
                                       SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCKS  CONTINUED

SAVINGS AND  LOAN COMPANIES  CONTINUED
SAVINGS AND LOAN COMPANIES --
REGIONAL  CONTINUED
   Connecticut Bancshares, Inc.         70,000        $2,691,500
   Finger Lakes Bancorp, Inc.          139,800         2,775,030
   First Essex Bancorp, Inc.            20,000           668,000
   FirstFed American Bancorp, Inc.      48,200         1,197,770
 o Harrington West Financial
   Group, Inc.                          10,000           112,510
 o Hawthorne Financial Corp.           104,000         2,968,160
   Hudson City Bancorp, Inc.(8)         50,000           931,500
   Independence Community
   Bank Corp.(8)                        57,900         1,469,502
   Kankakee Bancorp, Inc.                9,000           328,950
   LSB Corp.                            37,000           452,880
   New York Community
   Bancorp Inc.(8)                     100,000         2,888,000
   Oregon Trail Financial Corp.         31,800           661,440
   Oswego County Bancorp, Inc.          25,000           250,000
   Pamrapo Bancorp, Inc.                60,000         1,019,460
   Port Financial Corp.                 21,600           963,792
 o Security Financial Bancorp, Inc.     15,000           350,100
   Sound Federal Bancorp, Inc.          26,000           782,600
   Sovereign Bancorp, Inc.(8),(10)     250,000         3,512,500
   Willow Grove Bancorp, Inc.           65,000           903,500
                                                     ------------
TOTAL SAVINGS AND  LOAN COMPANIES
(COST: $31,140,056)                                   35,655,609
                                                     ------------
TOTAL COMMON STOCKS (COST: $72,261,606)               77,133,868
                                                     ------------

WARRANTS  0.00%
 o Dime Bancorp Incorporated
   Litigation Tracking Warrants       10,000               1,210
                                                     ------------
TOTAL WARRANTS (COST: $2,095)                              1,210
                                                     ------------

                                        FACE
                                        VALUE       VALUE
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS  11.38%(B)

DISCOUNTED COMMERCIAL PAPER  9.88%
   American Express Credit Corp.
   1.18% 1/06/03                    $3,009,000        $3,008,507
   American General Finance Corp.
   1.29% 1/03/03                     2,566,000         2,565,816
   Wyeth
   1.75% 1/22/03(a)                  2,341,916         2,341,916
                                                     ------------
TOTAL DISCOUNTED COMMERCIAL PAPER
 (COST: $7,916,239)                                    7,916,239
                                                     ------------
TIME DEPOSIT  0.17%
   Canadian Imperial
   0.75% 1/02/03(a)                    133,084           133,084
                                                     ------------
TOTAL TIME DEPOSIT (COST: $133,084)                      133,084
                                                     ------------

                                       SHARES
                                      --------

INSTITUTIONAL MONEY MARKET TRUST  1.33%
   PNC Bank Institutional
   Money Market Trust
   1.43%(a),(11)                     1,068,200         1,068,200
                                                     ------------
TOTAL INSTITUTIONAL MONEY MARKET TRUST
(COST: $1,068,200)                                     1,068,200
                                                     ------------
TOTAL SHORT-TERM INSTRUMENTS
 (COST: $9,117,523)                                    9,117,523
                                                     ------------

                                      NUMBER OF
                                      CONTRACTS
                                      ---------

CALL OPTIONS WRITTEN  (1.08)%
   BankNorth Group Inc. Calls
   @ 22.5 due Jan 03                       100            (4,000)
   @ 30 due Feb 03                         200            (1,000)
   @ 25 due May 03                         100            (5,000)
                                                     ------------
                                                         (10,000)
                                                     ------------

   The Bear Stearns Cos., Inc. Calls
   @ 65 due Jan 03                         50               (750)
   @ 65 due Apr 03                         50             (9,000)
                                                     ------------
                                                          (9,750)
                                                     ------------
   Citigroup Inc. Calls
   @ 32.5 due Jan 03                      100            (30,000)
   @ 40 due Jan 03                         50               (250)
   @ 40 due Mar 03                        150             (9,750)
   @ 45 due Jun 03                        200            (11,000)
                                                     ------------
                                                         (51,000)
                                                     ------------

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGES 35 - 36.

22  FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS CONTINUED
  AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                    NUMBER OF
                                    CONTRACTS         VALUE
--------------------------------------------------------------------------------

 CALL OPTIONS WRITTEN  CONTINUED
   E*TRADE Group, Inc. Calls
   @ 5 due Jan 03                          100           $(1,500)
   @ 7.5 due Jan 03                        200            (1,000)
   @ 5 due Apr 03                          250           (18,750)
   @ 5 due Jul 03                          250           (22,500)
   @ 7.5 due Jul 03                        250            (5,000)
   @ 7.5 due Jan 04                        250           (12,500)
                                                     ------------
                                                         (61,250)
                                                     ------------
   Federated Investors Inc., Class B Calls
   @ 30 due Jan 03                         100              (500)
   @ 30 due Apr 03                         200            (2,000)
   @ 35 due Apr 03                         100              (500)
                                                     ------------
                                                          (3,000)
                                                     ------------
   FleetBoston Financial Corp. Calls
   @ 40 due Jan 03                          50              (250)
   @ 25 due Apr 03                         100           (14,500)
   @ 30 due Jul 03                         150            (9,000)
                                                     ------------
                                                         (23,750)
                                                     ------------
   Hibernia Corp. Calls
   @ 20 due Jan 03                         200            (1,000)
                                                     ------------
   Hudson City Bancorp, Inc. Calls
   @ 20 due Apr 03                         250           (13,750)
                                                     ------------
   Independence Community Bank Corp. Calls
   @ 25 due Mar 03                         250           (40,000)
   @ 30 due Jun 03                         250            (8,750)
                                                     ------------
                                                         (48,750)
                                                     ------------
   John Hancock Financial Services Calls
   @ 30 due Jun 03                         150           (25,500)
   @ 35 due Jun 03                         150            (6,750)
                                                     ------------
                                                         (32,250)
                                                     ------------
   KeyCorp Calls
   @ 27.5  due Jun 03                      100            (7,500)
   @ 30 due Jun 03                         100            (2,500)
                                                     ------------
                                                         (10,000)
                                                     ------------
   Lehman Brothers Holdings Inc. Calls
   @ 70 due Jan 03                          50              (250)
                                                     ------------

                                    NUMBER OF
                                    CONTRACTS         VALUE
--------------------------------------------------------------------------------

   Merrill Lynch & Co., Inc. Calls
   @ 37.5 due Jan 03                        50           $(8,750)
   @ 42.5 due Jan 03                        50              (250)
                                                     ------------
                                                          (9,000)
                                                     ------------
   Morgan Stanley Calls
   @ 50 due Jan 03                          50              (250)
   @ 45 due Jul 03                          50           (14,500)
   @ 50 due Jul 03                          50            (7,500)
                                                     ------------
                                                         (22,250)
                                                     ------------
   National Commerce
   Financial Corp. Calls
   @ 27.5 due Jan 03                       100              (500)
   @ 27.5 due Apr 03                       100              (500)
                                                     ------------
                                                          (1,000)
                                                     ------------
   Nationwide Financial
   Services, Inc., Class A Calls
   @ 30 due Jan 03                         100            (2,000)
   @ 30 due Apr 03                         200           (35,000)
   @ 35 due Apr 03                         200            (4,000)
                                                     ------------
                                                         (41,000)
                                                     ------------
   Neuberger Berman Inc. Calls
   @ 35 due Apr 03                         150           (27,750)
   @ 40 due Apr 03                         150            (8,250)
   @ 45 due Jul 03                         100            (5,000)
                                                     ------------
                                                         (41,000)
                                                     ------------
   New York Community
   Bancorp, Inc. Calls
   @ 30 due Jan 03                         300            (6,000)
   @ 35 due Jan 03                         200            (1,000)
   @ 30 due Apr 03                         200           (26,000)
   @ 35 due Apr 03                         250            (3,750)
   @ 35 due Jul 03                          50            (3,000)
                                                     ------------
                                                         (39,750)
                                                     ------------
   The Phoenix Cos., Inc. Calls
   @ 7.5 due Apr 03                         50            (4,750)
   @ 7.5 due Jul 03                         50            (5,750)
                                                     ------------
                                                         (10,500)
                                                     ------------


THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGES 35 - 36.

                                                      FINANCIAL SERVICES FUND 23

BURNHAM FINANCIAL SERVICES FUND CONTINUED

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS CONTINUED
  AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                      NUMBER OF
                                      CONTRACTS         VALUE
--------------------------------------------------------------------------------


 CALL OPTIONS WRITTEN  CONTINUED
   PNC Financial Services Group Calls
   @ 42.5 due Jan 03                       100           $(5,000)
   @ 45 due May 03                         100           (17,500)
                                                     ------------
                                                         (22,500)
                                                     ------------
   Principal Financial Group, Inc. Calls
   @ 30 due Jan 03                         150           (12,000)
   @ 30 due Apr 03                         250           (60,000)
                                                     ------------
                                                         (72,000)
                                                     ------------
   Providian Financial Corp. Calls
   @ 5 due Jan 03                          300           (42,000)
   @ 7.5 due Jan 03                        300            (1,500)
   @ 7.5 due Mar 03                        200            (8,000)
                                                     ------------
                                                         (51,500)
                                                     ------------
   Prudential Financial, Inc. Calls
   @ 32.5 due Jan 03                       250           (10,000)
   @ 40 due Jan 03                         350            (1,750)
   @ 32.5 due Mar 03                       100           (14,500)
   @ 30 due Jun 03                         100           (38,000)
                                                     ------------
                                                         (64,250)
                                                     ------------
   Sovereign Bancorp, Inc. Calls
   @ 15 due Apr 03                         450           (20,250)
   @ 17.5 due Jan 03                       200            (3,000)
   @ 15 due Jan 03                         200            (3,000)
                                                     ------------
                                                         (26,250)
                                                     ------------
   Travelers Property Casualty Corp., Class A Calls
   @ 15 due Jan 03                         200            (6,000)
   @ 15 due Mar 03                         100            (8,500)
   @ 17.5 due Mar 03                       100              (500)
   @ 15 due Jun 03                         250           (33,750)
   @ 17.5 due Jun 03                       250           (11,250)
                                                     ------------
                                                         (60,000)
                                                     ------------
   U.S. Bancorp Calls
   @ 22.5 due Mar 03                       150            (9,000)
   @ 22.5 due Jun 03                       200           (24,000)
   @ 25 due Jun 03                         100            (5,000)
                                                     ------------
                                                         (38,000)
                                                     ------------


                                    NUMBER OF
                                    CONTRACTS         VALUE
--------------------------------------------------------------------------------

   UICI Calls
   @ 17.5 due Feb 03                       100           $(4,000)
   @ 15 due May 03                         200           (41,000)
   @ 17.5 due May 03                       100            (9,000)
   @ 20 due May 03                         100            (2,000)
                                                     ------------
                                                         (56,000)
                                                     ------------
   Wells Fargo & Co. Calls
   @ 50 due Apr 03                         100           (14,000)
   @ 55 due Jul 03                         100            (7,500)
                                                     ------------
                                                         (21,500)
                                                     ------------
   Willis Group Holdings Inc. Calls
   @ 30 due Apr 03                         150           (24,000)
                                                     ------------
TOTAL CALL OPTIONS WRITTEN
(PREMIUMS RECEIVED: $1,420,072)                         (865,250)
                                                     ------------


--------------------------------------------------------------------------------
 TOTAL INVESTMENTS  107.68%
 (COST $81,381,224)                                  $86,252,601

 CALL OPTIONS WRITTEN  (1.08)%
 (PREMIUMS RECEIVED $1,420,072)                         (865,250)

 LIABILITIES, LESS CASH AND OTHER ASSETS  (6.60)%     (5,283,670)
                                                     ------------

 NET ASSETS  100.00%                                 $80,103,681
                                                     ============
--------------------------------------------------------------------------------


  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
  ------------------------------------------------------------------------------
   THE TAX COST OF THE FUND AT DECEMBER 31, 2002, BASED ON SECURITIES OWNED, WAS $81,634,201. THE UNREALIZED GROSS APPRECIATION/ (DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT DECEMBER 31, 2002 WAS $6,157,961 AND (1,539,561), RESPECTIVELY.

A   THIS SECURITY IS THE COLLATERAL USED IN SECURITY LENDING.
B THE 11.38% IS INCLUSIVE OF ALL SHORT-TERM INSTRUMENTS, INCLUDING THE COLLATERAL USED IN SECURITIES LENDING. NOT INCLUDING THE COLLATERAL, THE PERCENTAGE WOULD BE 6.96%.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGES 35 - 36.

24  FINANCIAL SERVICES FUND

------------------------------------------------------------------
  STATEMENT OF ASSETS & LIABILITIES
  AS OF DECEMBER 31, 2002
------------------------------------------------------------------

ASSETS
   Investments in securities, at value
   (including securities loaned of $3,337,270)
   (cost $81,381,224)                                $86,252,601
   Dividends and interest receivable                      80,402
   Receivable for investments sold                       690,637
   Receivable from fund shares sold                    2,478,621
   Prepaid expenses                                        7,548
                                                     ------------
   Total assets                                       89,509,809

LIABILITIES
   Bank overdraft                                            446
   Collateral on securities loaned, at value(10)       3,543,200
   Payable for options written6
   (premiums received $1,420,072)                        865,250
   Payable for fund shares purchased                      58,161
   Payable for investments purchased                   4,829,945
   Payable for fund accounting fees                        6,024
   Payable for administration fees(1)                      8,691
   Payable for investment advisory fees(2)                43,405
   Payable to investment advisor(5)                        9,643
   Payable for distribution fees and service fees(3)      19,222
   Accrued expenses and other payables                    22,141
                                                     ------------
   Total liabilities                                   9,406,128
                                                     ------------

NET ASSETS                                           $80,103,681
                                                     ============

ANALYSIS OF NET ASSETS
BY SOURCE:
   Capital paid in                                   $73,537,469
   Accumulated net realized gain on investments        1,140,013
   Net unrealized appreciation of investments
   and written options                                 5,426,199
                                                     ------------
                                                     $80,103,681
                                                     ============
BY SHARE CLASS:

                                                   CAPITAL SHARES
                 NET ASSETS          NAV(4)        OUTSTANDING(9)
-----------------------------------------------------------------
   Class A:       $71,902,914        $18.33            3,923,520
   Class B:        $8,200,767        $17.97              456,232


------------------------------------------------------------------
  STATEMENT OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                            $962,651
   Interest                                               18,977
   Securities lending(10)                                  1,200
                                                     ------------
   Total income                                          982,828
                                                     ------------

EXPENSES
   Administration fees(1)                                 70,896
   Investment advisory fees(2)                           354,477
   Service fees (Class B)(3)                              12,764
   Distribution fees (Class A)(3)                        105,395
   Distribution fees (Class B)(3)                         38,317
   Transfer agent fees                                    49,001
   Audit and legal fees                                   22,669
   Reports to shareholders                                15,141
   Trustees' fees and expenses                            12,109
   Custodian fees                                         31,318
   Registration fees and expenses                         27,676
   Fund accounting expenses                               36,000
   Miscellaneous expenses                                 17,897
                                                     ------------
   Total expenses before recovery                        793,660
   Plus net voluntary recovery by advisor(5)               2,469
                                                     ------------
   Total expenses after recovery                         796,129
                                                     ------------

NET INVESTMENT INCOME                                   $186,699
                                                     ------------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND WRITTEN OPTIONS

REALIZED GAIN FROM SECURITIES AND
WRITTEN OPTIONS TRANSACTIONS:(6)
   Proceeds from sales of securities                $105,610,618
   Cost of securities sold                          (104,931,765)
                                                    -------------
   Total realized gain on investments                    678,853
   Realized gain from written
   options transactions(6)                             1,550,333
                                                    -------------
   Net realized gain from securities transactions      2,229,186
                                                    -------------
INCREASE IN UNREALIZED APPRECIATION OF
INVESTMENTS AND WRITTEN OPTIONS TRANSACTIONS:
   Beginning of year                                   1,347,993
   End of year                                         5,426,199
                                                    -------------
   Net unrealized appreciation of investments
   and written options transactions                    4,078,206
                                                    -------------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   AND WRITTEN OPTIONS TRANSACTIONS                    6,307,392
                                                    -------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $6,494,091
                                                    =============


THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGES 35 - 36.

                                                      FINANCIAL SERVICES FUND 25

BURNHAM FINANCIAL SERVICES FUND CONTINUED

---------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------


                             FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                DECEMBER 31,        DECEMBER 31,
                                    2002                2001
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS

FROM OPERATIONS:
   Net investment income              $186,699          $208,673
   Net realized gain from
   securities and options
   transactions                      2,229,186         2,335,144
   Unrealized appreciation of
   investments                       4,078,206            91,605
                                  ------------      ------------
   Net increase in net
   assets resulting
   from operations                   6,494,091         2,635,422
                                  ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS(7)

FROM NET INVESTMENT INCOME:
   Class A shares                     (186,699)         (196,130)
   Class B shares                           --           (12,543)
                                  ------------      ------------
                                      (186,699)         (208,673)
                                  ------------      ------------
FROM REALIZED GAINS FROM
SECURITIES TRANSACTIONS:
   Class A shares                     (636,982)       (2,601,667)
   Class B shares                      (78,780)         (293,991)
                                  ------------      ------------
                                      (715,762)       (2,895,658)
                                  ------------      ------------
   Total distributions
   to shareholders                    (902,461)       (3,104,331)


CAPITAL SHARE TRANSACTIONS
(ALSO SEE DETAIL AT RIGHT)
   Net proceeds from sale
   of shares                        83,597,555        49,198,901
   Net asset value of shares
   issued to shareholders in
   reinvestment of dividends           837,917         3,002,818
                                  ------------      ------------
                                    84,435,472        52,201,719
   Cost of shares redeemed         (36,198,902)      (33,537,178)
                                  ------------      ------------
   Increase in net assets
   derived from capital
   share transactions               48,236,570        18,664,541
                                  ------------      ------------
   Increase in net assets for
   the year                         53,828,200        18,195,632

NET ASSETS
   Beginning of year                26,275,481         8,079,849
                                  ------------      ------------
END OF YEAR                        $80,103,681       $26,275,481
                                  ============      ============

--------------------------------------------------------------------------------
   DETAIL OF CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                NUMBER OF SHARES       AMOUNT
--------------------------------------------------------------------------------
   CLASS A SHARES
   YEAR ENDED 12/31/02
      Shares sold                  4,388,911         $77,188,425
      Shares issued for
      reinvestments                   43,079             775,928
      Shares redeemed             (2,009,071)        (34,834,868)
                                 -----------        ------------
   NET INCREASE                    2,422,919         $43,129,485
                                 ===========        ============

   YEAR ENDED 12/31/01
      Shares sold                  2,659,872         $46,044,076
      Shares issued
       for reinvestments             180,127           2,722,143
      Shares redeemed             (1,911,289)        (32,701,168)
                                 -----------        ------------
   NET INCREASE                      928,710         $16,065,051
                                 ===========        ============

   CLASS B SHARES
   YEAR ENDED 12/31/02
      Shares sold                    368,375          $6,409,130
      Shares issued for
      reinvestments                    3,530              61,989
      Shares redeemed                (80,241)         (1,364,034)
                                 -----------        ------------
   NET INCREASE                      291,664          $5,107,085
                                 ===========        ============

   YEAR ENDED 12/31/01
      Shares sold                    190,859          $3,154,825
      Shares issued
      for reinvestments               18,890             280,675
      Shares redeemed                (53,548)           (836,010)
                                 -----------        ------------
   NET INCREASE                      156,201          $2,599,490
                                 ===========        ============
--------------------------------------------------------------------------------

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGES 35 - 36.

26  FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                 FOR THE YEAR             FOR THE              FOR THE YEAR              FOR THE
                                              ENDED DECEMBER 31,        PERIOD ENDED        ENDED DECEMBER 31,         PERIOD ENDED
                                         ---------------------------    DECEMBER 31,   ----------------------------    DECEMBER 31,
                                         2002        2001       2000        1999*       2002       2001        2000        1999*
------------------------------------------------------------------------------------------------------------------------------------
 PER SHARE DATA                                      CLASS A SHARES                                    CLASS B SHARES
 NET ASSET VALUE:
   Beginning of period ($)               15.80       13.93      9.79       10.00       15.59      13.82        9.75       10.00

 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss)           0.08+++    0.18+++    0.06        0.02       (0.05)+++   0.06+++     0.01       (0.00)+
   Net gain/(loss) on securities and
   options (both realized and unrealized) 2.69       3.79       4.99       (0.21)       2.62       3.75        4.91       (0.25)
                                         -------------------------------------------------------------------------------------------
   Total from investment operations       2.77       3.97       5.05       (0.19)       2.57       3.81        4.92       (0.25)

 LESS DISTRIBUTIONS:
   Dividends
   (from net investment income)          (0.05)     (0.13)     (0.06)      (0.02)       --        (0.07)        --          --
   Distributions from capital gain
   (from securities and
   options transactions)                 (0.19)     (1.97)     (0.85)       --         (0.19)     (1.97)      (0.85)        --
                                         -------------------------------------------------------------------------------------------
   Total distributions                   (0.24)      (2.10)     (0.91)      (0.02)     (0.19)     (2.04)      (0.85)        --
                                         -------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period ($)      18.33       15.80      13.93        9.79      17.97      15.59       13.82        9.75
                                         ===========================================================================================
 TOTAL RETURN (%)**                      17.55       29.28      52.78       (1.90)     16.50      28.38       51.62       (2.50)

 RATIOS/SUPPLEMENTAL DATA
 Net assets,
 end of period (in $000's)               71,903      23,710      7,964       2,983      8,201      2,565         116          56
                                         -------------------------------------------------------------------------------------------
 Ratio of total expenses after
 reimbursement/recovery to
 average net assets (%)(5)                 1.60       1.60       1.60       1.60++      2.34       2.34        2.35        2.35++
                                         -------------------------------------------------------------------------------------------
 Ratio of total expenses before
 reimbursement/recovery to
 average net assets (%)(5)                 1.60       1.95       4.16       7.42++      2.34       2.70        4.91        8.17++
                                         -------------------------------------------------------------------------------------------
 Ratio of net income/(loss) to
 average net assets (%)                    0.47       1.12       0.81       0.69++     (0.27)      0.37        0.06       (0.06)++
                                         -------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)             219.6      535.4      327.5        89.6      219.6      535.4       327.5        89.6
                                         -------------------------------------------------------------------------------------------

  *  THE BURNHAM FINANCIAL SERVICES FUND COMMENCED OPERATIONS ON JUNE 7, 1999.
 ** TOTAL RETURN IS NOT ANNUALIZED FOR THE PERIOD 6/07/99 - 12/31/99. TOTAL RETURN ASSUMES DIVIDEND REINVESTMENT AND DOES NOT
    REFLECT THE EFFECT OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.
  +  LESS THAN ($0.01) PER SHARE.
 ++  ANNUALIZED.
+++ PER SHARE VALUES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGES 35 - 36.

                                                      FINANCIAL SERVICES FUND 27

BURNHAM
         MONEY MARKET FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS
  AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                      FACE          AMORTIZED
                                      VALUE           COST
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS  99.96%

DISCOUNTED COMMERCIAL PAPER  18.77%
   Ford Credit Auto Receivables Trust
   1.34% 2/12/03                    $1,800,000        $1,797,186
   Lexington Parker Capital
   1.41% 1/28/03                     2,000,000         1,997,885
   Long Lane Master Trust IV
   1.74% 1/06/03                     2,200,000         2,199,468
   Private Export Funding Corp.
   1.79% 1/07/03                     1,500,000         1,499,553
                                                     ------------
TOTAL DISCOUNTED COMMERCIAL PAPER
 (COST: $7,494,092)                                    7,494,092
                                                     ------------
FOREIGN DISCOUNTED COMMERCIAL PAPER  5.01%
   Alliance & Leicester PLC
   1.70% 1/10/03                     2,000,000         1,999,150
                                                     ------------
TOTAL FOREIGN DISCOUNTED COMMERCIAL PAPER
 (COST: $1,999,150)                                    1,999,150
                                                     ------------
LETTER OF CREDIT COMMERCIAL PAPER  4.51%
   Louis Dreyfus Corp.,
   (LOC: Barclays Bank)
   1.37% 1/08/03                     1,800,000         1,799,520
                                                     ------------
TOTAL LETTER OF CREDIT COMMERCIAL PAPER
(COST: $1,799,520)                                     1,799,520
                                                     ------------
REPURCHASE AGREEMENT 23.54%
   Goldman Sachs
   (collateralized by $9,588,000
   GNMA, 6.00% due 12/15/32,
   delivery value $9,400,574)
   1.10% due 01/02/03                9,400,000         9,400,000
                                                     ------------
TOTAL REPURCHASE AGREEMENT
(COST: $9,400,000)                                     9,400,000
                                                     ------------
TAXABLE MUNICIPAL COMMERCIAL PAPER  3.26%
   Tennessee School Board Authority,
   (LOC: Westdeutsche Landesbank)
   1.38% 2/20/03                     1,300,000         1,300,000
                                                     ------------
TOTAL TAXABLE MUNICIPAL COMMERCIAL PAPER
(COST: $1,300,000)                                     1,300,000
                                                     ------------
U.S. GOVERNMENT AGENCY MEDIUM TERM NOTE  2.50%
   Federal Home Loan Bank
   1.52% 12/16/03                    1,000,000         1,000,000
                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY MEDIUM TERM NOTE
(COST: $1,000,000)                                     1,000,000
                                                     ------------

                                      FACE          AMORTIZED
                                      VALUE           COST
--------------------------------------------------------------------------------

U.S. GOVERNMENT DISCOUNT NOTE  5.00%
   Federal National
   Mortgage Association
   1.60% 2/07/03                    $2,000,000        $1,996,711
                                                     ------------
TOTAL U.S. GOVERNMENT DISCOUNT NOTE
(COST: $1,996,711)                                     1,996,711
                                                     ------------
VARIABLE RATE DEMAND NOTES*  32.36%
   B&V Land Co., L.L.C.,
   (LOC: First Michigan)
   1.65% 9/01/27                       925,000           925,000

   Columbus, GA Development
   Authority Revenue,
   (LOC: Bank of Nova Scotia)
   1.60% 12/01/19                    1,450,000         1,450,000

   FE, L.L.C.,
   (LOC: Bank One)
   1.62% 4/01/28                     1,800,000         1,800,000

   Illinois Development Finance
   Authority (Harbortown),
   (LOC: LaSalle National Bank)
   1.52% 12/01/20                    1,600,000         1,600,000

   JDV L.L.C.,
   (LOC: Michigan National Bank)
   1.65% 7/01/27                       915,000           915,000

   Maximum Principal
   Amount Camcairn I,
   (LOC: Firstar Bank)
   1.65% 10/01/21                    2,000,000         2,000,000

   New York City, New York
   Industrial Development Authority
   Revenue, Series C,
   (LOC: Bank of New York)
   1.85% 5/01/08                       600,000           600,000

   Ordeal Properties, L.L.C.,
   (LOC: Key Bank)
   1.55% 10/01/12                    1,825,000         1,825,000

   Shepherd Capital, L.L.C.,
   (LOC: First of America)
   1.57% 9/15/47                       965,000           965,000

   The Wilmington Iron & Metal
   Co., (LOC: Bank One)
   1.50% 8/01/14                       840,000           840,000
                                                     ------------
TOTAL VARIABLE RATE DEMAND NOTES
 (COST: $12,920,000)                                  12,920,000
                                                     ------------

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 36.

28  MONEY MARKET FUND

BURNHAM MONEY MARKET FUND CONTINUED

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS CONTINUED
  AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                      FACE          AMORTIZED
                                      VALUE           COST
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS  CONTINUED
YANKEE CERTIFICATE OF DEPOSIT  5.01%
   Abbey National PLC
   1.91% 10/21/03                   $2,000,000        $2,000,160
                                                     ------------
TOTAL YANKEE CERTIFICATE OF DEPOSIT
(COST: $2,000,160)                                     2,000,160
                                                     ------------
TOTAL SHORT-TERM INSTRUMENTS
 (COST: $39,909,633)                                  39,909,633
                                                     ------------


--------------------------------------------------------------------------------

 TOTAL INVESTMENTS  99.96%
 (COST $39,909,633)                                  $39,909,633

 CASH AND OTHER ASSETS, LESS LIABILITIES  0.04%           17,436
                                                     ------------
 NET ASSETS  100.00%                                 $39,927,069
                                                     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  STATEMENT OF ASSETS & LIABILITIES
  AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------


ASSETS
   Investments, at amortized cost
      Securities                                     $30,509,633
      Repurchase agreements                            9,400,000
                                                     ------------
   Total investments
   (cost: $39,909,633)                                39,909,633
   Cash in bank                                           47,706
   Interest receivable                                    33,012
   Receivable from investment advisor                      6,484
   Prepaid expenses                                        6,145
                                                     ------------
   Total assets                                       40,002,980
                                                     ------------
LIABILITIES
   Payable for administration fees(1)                      4,937
   Payable for investment advisory fees(2)                15,033
   Payable for transfer agent fees                        23,390
   Payable for auditing fees                              11,069
   Payable for fund accounting fees                        6,058
   Payable for registration fees                           5,932
   Payable for printing fees                               4,091
   Payable for custody fees                                3,975
   Accrued expenses and other payables                     1,426
                                                     ------------
   Total liabilities                                      75,911
                                                     ------------
NET ASSETS                                           $39,927,069
                                                     ------------

ANALYSIS OF NET ASSETS
BY SOURCE:
   Capital paid in                                   $39,925,497
   Accumulated net realized gain on investments            1,392
   Undistributed net investment income                       180
                                                     ------------
                                                     $39,927,069
                                                     ------------

BY NUMBER OF SHARES:

                                                   CAPITAL SHARES
   NET ASSETS               NAV                    OUTSTANDING(4)
--------------------------------------------------------------------------------
   $39,927,069               $1.00                  39,925,702


* THE INTEREST RATES DISCLOSED FOR VARIABLE DEMAND NOTES AND THE TAXABLE MUNICIPAL COMMERCIAL PAPER ARE THE CURRENT RATES IN EFFECT FOR DECEMBER 31, 2002.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 36.

                                                            MONEY MARKET FUND 29

---------------------------------------------------
  STATEMENT OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2002
---------------------------------------------------


INVESTMENT INCOME
   Interest                                             $806,011
   Securities lending(6)                                     121
                                                     ------------
   Total income                                          806,132
                                                     ------------

EXPENSES
   Administration fees(1)                                 61,571
   Investment advisory fees(2)                           184,712
   Transfer agent fees                                    86,001
   Fund accounting expenses                               36,000
   Registration fees and expenses                         19,732
   Audit and legal fees                                   19,089
   Custodian fees                                         16,175
   Printing fees                                          16,003
   Trustees' fees and expenses                            12,635
   Insurance expenses                                      5,005
   Miscellaneous expenses                                 13,141
                                                     ------------
   Total expenses before reimbursement                   470,064
   Plus net voluntary reimbursement
   by advisor(3)                                         (71,905)
                                                     ------------
   Total expenses after reimbursement                    398,159
                                                     ------------

NET INVESTMENT INCOME                                   $407,973
                                                     ------------

NET REALIZED GAIN ON INVESTMENTS

REALIZED GAIN FROM SECURITIES TRANSACTIONS:
   Proceeds from sales of securities
   (excluding maturities)                             $4,989,190
   Cost of securities sold                            (4,987,798)
                                                     ------------
   Net realized gain from securities transactions          1,392
                                                     ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                               $409,365
                                                     ============


---------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------

                           FOR THE YEAR ENDED  FOR THE YEAR ENDED
                              DECEMBER 31,        DECEMBER 31,
                                  2002                2001
-----------------------------------------------------------------

DECREASE IN NET ASSETS
FROM OPERATIONS:
   Net investment income             $407,973          $1,933,976
   Net realized gain from
   securities transactions              1,392                 --
   Net increase in net assets
                                 ------------        ------------
   resulting from operations          409,365           1,933,976
                                 ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS(5)
   From net investment income        (407,973)         (1,933,976)
                                 ------------        ------------
   Total distributions
   to shareholders                   (407,973)         (1,933,976)
                                 ------------        ------------

CAPITAL SHARE TRANSACTIONS
(ALSO SEE DETAIL BELOW)
   Net proceeds from sale
   of shares                       52,134,762          80,661,226
   Net asset value of shares
   issued to shareholders in
   reinvestment of dividends          407,492           1,925,562
                                 ------------        ------------
                                   52,542,254          82,586,788
   Cost of shares redeemed        (65,365,866)        (82,987,762)
                                 ------------        ------------
   Decrease in net assets
   derived from capital share
   transactions                   (12,823,612)           (400,974)
                                 ------------        ------------
   Decrease in net assets
   for the year                   (12,822,220)           (400,974)

NET ASSETS
   Beginning of year               52,749,289          53,150,263
                                 ------------        ------------

END OF YEAR                       $39,927,069         $52,749,289
                                 ============        ============
UNDISTRIBUTED NET INVESTMENT
INCOME, END OF YEAR                      $180                $180
                                 ============        ============


--------------------------------------------------------------------------------
   DETAIL OF CAPITAL SHARE TRANSACTIONS
   --------------------------------------------------------------------------

                                     NUMBER
                                    OF SHARES          AMOUNT
   --------------------------------------------------------------------------
   CLASS A SHARES
   YEAR ENDED 12/31/02
      Shares sold                  52,134,762         $52,134,762
      Shares issued for
      reinvestments                   407,492             407,492
      Shares redeemed             (65,365,866)        (65,365,866)
                                 ------------        ------------
   NET DECREASE                   (12,823,612)       $(12,823,612)
                                 ============        ============
   YEAR ENDED 12/31/01
      Shares sold                  80,661,226         $80,661,226
      Shares issued for
      reinvestments                 1,925,562           1,925,562
      Shares redeemed             (82,987,762)        (82,987,762)
                                 ------------        ------------
   NET DECREASE                      (400,974)          $(400,974)
                                 ============        ============

--------------------------------------------------------------------------------

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 36.

30  MONEY MARKET FUND

BURNHAM MONEY MARKET FUND CONTINUED

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------

                                                                                      FOR THE
                                                    FOR THE YEAR ENDED DECEMBER 31,  PERIOD ENDED
                                                    -----------------------------    DECEMBER 31,
                                                     2002        2001        2000       1999*
----------------------------------------------------------------------------------------------------
 PER SHARE DATA
 NET ASSET VALUE:
   Beginning of period ($)                          1.00        1.00        1.00        1.00

 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.010       0.033       0.055       0.028
   Net realized gain on securities                  --           --         0.000+      0.000+
                                             -------------------------------------------------------
   Total from investment operations                 0.010       0.033       0.055       0.028

 LESS DISTRIBUTIONS:
   Dividend
   (from net investment income)                    (0.010)     (0.033)     (0.055)     (0.028)
   Distributions from capital gains
   (from short-term securities
   transactions)                                    --           --          --        (0.000)+
                                             -------------------------------------------------------
   Total distributions                             (0.010)      (0.033)    (0.055)     (0.028)
                                             -------------------------------------------------------
 NET ASSET VALUE: End of period ($)                 1.00         1.00       1.00        1.00
                                             =======================================================
 TOTAL RETURN (%)**                                 1.00         3.36       5.66        2.97
                                             -------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets,
 end of period (in $000's)                         39,927       52,749     53,150      32,911
                                             -------------------------------------------------------
 Ratio of total expenses
 after reimbursement/recovery to
 average net assets (%)3                            0.97         0.97       0.97       0.88++
                                             -------------------------------------------------------
 Ratio of total expenses
 before reimbursement/recovery to
 average net assets (%)3                            1.15         0.94       1.12       1.14++
                                             -------------------------------------------------------
 Ratio of net income to average
 net assets (%)                                     0.99         3.36       5.52       4.58++
                                             -------------------------------------------------------

  * THE BURNHAM MONEY MARKET FUND COMMENCED OPERATIONS ON MAY 3, 1999.
 ** TOTAL RETURN IS NOT ANNUALIZED FOR THE PERIOD 5/3/99 - 12/31/99. TOTAL
    RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.
  + LESS THAN $0.001 PER SHARE.
 ++ ANNUALIZED.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 36.

                                                            MONEY MARKET FUND 31

BURNHAM
    U.S. TREASURY MONEY MARKET FUND

-----------------------------------------------------------------
  PORTFOLIO HOLDINGS
  AS OF DECEMBER 31, 2002
-----------------------------------------------------------------

                                          FACE          AMORTIZED
                                         VALUE            COST
--------------------------------------------------------------------------------


SHORT-TERM INSTRUMENTS  111.19%B

U.S. TREASURY OBLIGATIONS  54.05%
   U.S. Treasury Bill
   0.84% 1/02/03                   $45,000,000       $44,998,950
   U.S. Treasury Notes
   4.75% 1/31/03                     4,000,000         4,008,674
   5.50% 5/31/03(6)                  3,000,000         3,036,895
   3.88% 7/31/03(6)                  9,000,000         9,112,560
   5.75% 8/15/03(6)                  4,000,000         4,097,717
   2.75% 9/30/03                     4,000,000         4,028,833
   4.25% 11/15/03(6)                 3,000,000         3,063,668
   3.00% 11/30/03                    3,000,000         3,039,968
                                                   --------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST: $75,387,265)                                   75,387,265
                                                   --------------

                                     SHARES
                                    -------

INSTITUTIONAL MONEY MARKET TRUST  11.39%
 PNC Bank Institutional
 Money Market Trust
 1.43%a,(7)                         15,882,500        15,882,500
                                                   --------------
TOTAL INSTITUTIONAL MONEY MARKET TRUST
(COST: $15,882,500)                                   15,882,500
                                                   --------------

                                      FACE
                                      VALUE
                                     -------
REPURCHASE AGREEMENT 45.75%
 Goldman Sachs
 (collateralized by $65,076,000
 GNMA, 6.50% due 10/15/27,
 5/15/32 and 4/20/32,
 delivery value $63,803,899)
 1.10% due 1/02/03                $63,800,000         63,800,000
                                                   --------------
TOTAL REPURCHASE AGREEMENT
(COST: $63,800,000)                                   63,800,000
                                                   --------------
TOTAL SHORT-TERM INSTRUMENTS
(COST: $155,069,765)                                 155,069,765
                                                   --------------

-----------------------------------------------------------------
 TOTAL INVESTMENTS  111.19%
 (COST $155,069,765)                                $155,069,765

 CASH AND OTHER ASSETS, LESS LIABILITIES (11.19)%    (15,605,009)
                                                   --------------

 NET ASSETS  100.00%                                $139,464,756
                                                   ==============
-----------------------------------------------------------------

A   THIS SECURITY IS THE COLLATERAL USED IN SECURITY LENDING.
B THE 111.19% IS INCLUSIVE OF ALL SHORT-TERM INSTRUMENTS, INCLUDING THE COLLATERAL USED IN SECURITIES LENDING. NOT INCLUDING THE COLLATERAL, THE PERCENTAGE WOULD BE 99.80%.

-----------------------------------------------------------------
  STATEMENT OF ASSETS & LIABILITIES
  AS OF DECEMBER 31, 2002
-----------------------------------------------------------------

ASSETS
   Investments in securities, at amortized cost
   (including securities loaned of $15,260,390)
      Securities                                     $91,269,765
      Repurchase agreement                            63,800,000
                                                   --------------
   Total investments
   (cost: $155,069,765)                              155,069,765
   Cash in bank                                           68,542
   Interest receivable                                   383,699
   Receivable from fund shares sold                        3,920
   Prepaid expenses                                       16,407
                                                   --------------
   Total assets                                      155,542,333
                                                   --------------
LIABILITIES
   Collateral on securities loaned,
   at amortized cost(6)                               15,882,500
   Payable for administration fees(1)                     18,100
   Payable for investment advisory fees(2)                48,078
   Payable to investment advisor(3)                        1,018
   Payable for transfer agent fees                        40,945
   Payable for audit fees                                 35,417
   Payable for printing fees                              16,783
   Accrued expenses and other payables                    34,736
                                                   --------------
   Total liabilities                                  16,077,577
                                                   --------------

NET ASSETS                                          $139,464,756
                                                   ==============
ANALYSIS OF NET ASSETS

BY SOURCE:
   Capital paid in                                  $139,464,506
   Undistributed net investment income                       250
                                                   --------------

                                                    $139,464,756
                                                   ==============

BY NUMBER OF SHARES:

                                                  CAPITAL SHARES
   NET ASSETS               NAV                   OUTSTANDING(4)
-----------------------------------------------------------------
   $139,464,756              $1.00                 139,464,506


THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 36.

32 U.S. TREASURY MONEY MARKET FUND

BURNHAM U.S. TREASURY MONEY MARKET FUND CONTINUED


---------------------------------------------------
  STATEMENT OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2002
---------------------------------------------------

INVESTMENT INCOME
   Interest                                           $2,644,925
   Securities lending(6)                                  11,511
                                                    -------------
   Total income                                        2,656,436
                                                    -------------

EXPENSES
   Administration fees(1)                                209,949
   Investment advisory fees(2)                           559,866
   Transfer agent fees                                   166,999
   Audit and legal fees                                   70,690
   Printing fees                                          59,641
   Trustees' fees and expenses                            41,731
   Fund accounting expenses                               41,990
   Custodian fees                                         35,133
   Registration fees and expenses                         30,332
   Insurance expenses                                     13,360
   Miscellaneous expenses                                 24,822
                                                    -------------
   Total expenses before recovery                      1,254,513
   Plus net voluntary recovery by advisor(3)               4,110
                                                    -------------
   Total expenses after recovery                       1,258,623
                                                    -------------
NET INVESTMENT INCOME                                  1,397,813
                                                    =============

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $1,397,813
                                                    =============



---------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------

                           FOR THE YEAR ENDED  FOR THE YEAR ENDED
                              DECEMBER 31,        DECEMBER 31,
                                  2002                2001
-----------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS

FROM OPERATIONS:
   Net investment income           $1,397,813          $4,547,907
                                 ------------        ------------
   Net increase in net assets
   resulting from operations        1,397,813           4,547,907
                                 ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS(5)
   From net investment income      (1,397,813)         (4,547,907)
                                 ------------        ------------
   Total distributions
   to shareholders                 (1,397,813)         (4,547,907)
                                 ------------        ------------

CAPITAL SHARE TRANSACTIONS
(ALSO SEE DETAIL BELOW)
   Net proceeds from sale
   of shares                      116,954,382         127,193,567
   Net asset value of shares
   issued to shareholders in
   reinvestment of dividends        1,396,946           4,539,727
                                 ------------        ------------
                                  118,351,328         131,733,294
   Cost of shares redeemed       (118,905,500)       (125,560,308)
                                 ------------        ------------
   Increase/(decrease) in net
   assets derived from capital
   share transactions                (554,172)          6,172,986
                                 ------------        ------------
   Increase/(decrease) in net
   assets for the year               (554,172)          6,172,986

NET ASSETS
   Beginning of year              140,018,928         133,845,942
                                 ------------        ------------
END OF YEAR                      $139,464,756        $140,018,928
                                 ============        ============

UNDISTRIBUTED NET INVESTMENT
INCOME, END OF YEAR                      $250                $250
                                 ============        ============

--------------------------------------------------------------------------------
   DETAIL OF CAPITAL SHARE TRANSACTIONS
   --------------------------------------------------------------------------

                                     NUMBER
                                    OF SHARES          AMOUNT
   --------------------------------------------------------------------------
   YEAR ENDED 12/31/02
      Shares sold                 116,954,382        $116,954,382
      Shares issued for
      reinvestments                 1,396,946           1,396,946
      Shares redeemed            (118,905,500)       (118,905,500)
                                --------------      --------------
   NET DECREASE                      (554,172)          $(554,172)
                                ==============      ==============
   YEAR ENDED 12/31/01
      Shares sold                 127,193,567        $127,193,567
      Shares issued for
      reinvestments                 4,539,727           4,539,727
      Shares redeemed            (125,560,308)       (125,560,308)
                                --------------      --------------
   NET INCREASE                     6,172,986          $6,172,986
                                ==============      ==============

--------------------------------------------------------------------------------

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 36.


                                              U.S. TREASURY MONEY MARKET FUND 33

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                                      FOR THE
                                                    FOR THE YEAR ENDED DECEMBER 31,  PERIOD ENDED
                                                    -----------------------------    DECEMBER 31,
                                                     2002        2001        2000       1999*
----------------------------------------------------------------------------------------------------
PER SHARE DATA
 NET ASSET VALUE:
   Beginning of period ($)                           1.00        1.00        1.00        1.00

 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.010       0.032       0.053       0.010
                                             -------------------------------------------------------
   Total from investment operations                 0.010       0.032       0.053       0.010


 LESS DISTRIBUTIONS:
   Dividends
   (from net investment income)                    (0.010)      (0.032)    (0.053)     (0.010)
                                             -------------------------------------------------------
   Total distributions                             (0.010)      (0.032)    (0.053)     (0.010)
                                             -------------------------------------------------------
 NET ASSET VALUE: End of period ($)                 1.00         1.00        1.00       1.00
                                             =======================================================
 TOTAL RETURN (%)**                                 1.00         3.28        5.57       1.01
                                             -------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net assets,
 end of period (in $000's)                        139,465     140,019     133,846      83,382
                                             -------------------------------------------------------
 Ratio of total expenses after
 reimbursement/recovery to
 average net assets (%)(3)                           0.90        0.87        0.86       0.75+
                                             -------------------------------------------------------
 Ratio of total expenses
 before net recovery to
 average net assets (%)(3)                           0.89        0.83        0.88       0.86+
                                             -------------------------------------------------------
 Ratio of net income to average
 net assets (%)                                      1.00        3.19        5.39       4.66+
                                             -------------------------------------------------------

  * THE BURNHAM U.S. TREASURY MONEY MARKET FUND COMMENCED OPERATIONS ON OCTOBER 13, 1999.
 ** TOTAL RETURN IS NOT ANNUALIZED FOR THE PERIOD 10/13/99 - 12/31/99. TOTAL
    RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.
  + ANNUALIZED.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 36.

34  U.S. TREASURY MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

BURNHAM FUND
--------------------------------------------------------------------------------
1 THE FUND PAYS THE ADMINISTRATOR 0.15% OF NET ASSETS UP TO $150 MILLION, 0.125% OF NET ASSETS FROM $150 MILLION TO $300 MILLION, AND 0.10 % OF NET ASSETS ABOVE $300 MILLION (PERCENTAGES OF AVERAGE DAILY NET ASSETS).

2 THE FUND PAYS THE ADVISOR 0.60% OF ITS AVERAGE DAILY NET ASSETS A YEAR, IN MONTHLY PAYMENTS.

3 THE FUND PAYS THE DISTRIBUTOR A DISTRIBUTION FEE OF 0.25% AND 0.75% OF AVERAGE NET ASSETS FOR CLASS A AND CLASS B SHARES, RESPECTIVELY. THE FUND ALSO PAYS A SERVICE FEE OF 0.25% FOR CLASS B SHARES. ALSO, DURING THE YEAR, THE DISTRIBUTOR EARNED $344,222 IN BROKERAGE COMMISSIONS FROM HANDLING SECURITIES TRADES FOR THE FUND'S PORTFOLIO, AND $4,974 IN SALES COMMISSIONS FOR SELLING CLASS A SHARES. THE DISTRIBUTOR RECEIVED $55,936 IN CDSC PAYMENTS FROM CLASS B SHARES DURING THE YEAR.

4 FOR CLASS A SHARES, THE OFFERING PRICE, WITH MAXIMUM 5% SALES CHARGE, WAS $24.05; THE REDEMPTION PRICE IS NAV. FOR CLASS B SHARES THE OFFERING PRICE IS NAV AND THE REDEMPTION PRICE VARIES WITH ANY CDSC CHARGED.

5 THE ADVISOR CURRENTLY INTENDS TO CONTINUE TO WAIVE AND/OR REIMBURSE CERTAIN EXPENSES TO THE EXTENT REQUIRED TO REDUCE EXPENSES TO 1.39% AND 2.14% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO CLASS A AND CLASS B SHARES, RESPECTIVELY. THE ADVISOR CURRENTLY INTENDS TO WAIVE ITS FEES AND/OR REIMBURSE CERTAIN EXPENSES INDEFINITELY, BUT THIS IS A VOLUNTARY ACTION BY THE ADVISOR AND MAY BE DISCONTINUED AT ANY TIME ON 30 DAYS' NOTICE TO THE BOARD OF TRUSTEES. UNDER A PLAN APPROVED BY THE AUDIT COMMITTEE ON FEBRUARY 16, 2001, ANY REDUCTIONS OR REIMBURSEMENTS MADE TO THE FUND BY THE ADVISOR SINCE MAY 1, 1999 ARE SUBJECT TO RECOVERY WITHIN THE FOLLOWING THREE YEARS, PROVIDED THE FUND IS ABLE TO EFFECT SUCH REIMBURSEMENT AND REMAIN IN COMPLIANCE WITH APPLICABLE EXPENSE LIMITATIONS. FOR THE YEAR ENDED DECEMBER 31, 2002, THE ADVISOR RECEIVED NET RECOUPMENT OF $2,934 FOR EXPENSES THE ADVISOR HAD PREVIOUSLY REIMBURSED. THE FUND'S EXPENSES SUBJECT TO RECOUPMENT TOTAL $7,526.

6 DURING THE YEAR ENDED DECEMBER 31, 2002, THE FUND PAID $116,097,521 TO BUY LONG-TERM EQUITY AND DEBT SECURITIES. WRITTEN OPTION ACTIVITY FOR THE FUND WAS AS FOLLOWS:

   WRITTEN OPTIONS                    NUMBER OF CONTRACTS  PREMIUMS
   OUTSTANDING AT DECEMBER 31, 2001           --          $     --
   WRITTEN                                 4,550           722,528
   EXPIRED                                  (200)          (14,725)
   CLOSED                                 (2,300)         (398,988)
   EXERCISED                                (100)          (34,599)
                                           -----          --------
   OUTSTANDING AT DECEMBER 31, 2002        1,950          $274,216
                                           =====          ========


7 INCOME DISTRIBUTIONS AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS, WHICH MAY DIFFER FROM GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THE CHARACTER OF DISTRIBUTIONS PAID ON A TAX BASIS DURING 2002 AND 2001 IS AS FOLLOWS:

                                             2002          2001
   DISTRIBUTIONS PAID FROM:                  ----          ----
     ORDINARY INCOME                    $926,321       $1,063,397
     SHORT-TERM CAPITAL GAIN                  --               --
     LONG-TERM CAPITAL GAIN            3,050,249       12,556,063
                                     -----------     ------------
                                      $3,976,570      $13,619,460
                                     ===========     ============

   AS OF DECEMBER 31, 2002, THE COMPONENTS OF DISTRIBUTABLE EARNINGS ON A TAX BASIS WERE AS FOLLOWS:

   ACCUMULATED GAINS                                     $330,738
   UNREALIZED APPRECIATION                             11,244,044
                                                      -----------
                                                      $11,574,782
                                                      ===========

   NET INVESTMENT INCOME AND REALIZED GAIN AND LOSS FOR FEDERAL INCOME TAX PURPOSES DIFFER FROM THAT REPORTED IN THE FINANCIAL STATEMENTS BECAUSE OF PERMANENT AND TEMPORARY BOOK AND TAX DIFFERENCES. THESE DIFFERENCES ARE PRIMARILY RELATED TO DIFFERING TREATMENT OF LONG-TERM CAPITAL GAINS DIVIDENDS AND EXCESS ORDINARY DISTRIBUTIONS RECEIVED FROM REAL ESTATE INVESTMENT TRUSTS AND WASH SALES. PERMANENT BOOK AND TAX BASIS DIFFERENCES OF $(150,380), $118,804 AND $31,576 WERE RECLASSIFIED AT DECEMBER 31, 2002 BETWEEN UNDISTRIBUTED NET INVESTMENT INCOME, ACCUMULATED NET REALIZED GAIN ON INVESTMENTS, AND PAID-IN CAPITAL, RESPECTIVELY, FOR THE BURNHAM FUND.

   THE FOLLOWING TAX INFORMATION REPRESENTS FISCAL YEAR END DISCLOSURES OF VARIOUS TAX BENEFITS PASSED THROUGH TO SHAREHOLDERS AT CALENDAR YEAR END. THE FUND DESIGNATES $3,081,825 AS LONG-TERM CAPITAL GAIN.

8  SECURITIES OR PARTIAL SECURITIES ON WHICH CALL OPTIONS WERE WRITTEN.

9 OFFICERS AND TRUSTEES OF THE FUND OWNED APPROXIMATELY 3% OF THE FUND'S SHARES OUTSTANDING AS OF DECEMBER 31, 2002.

10 AT DECEMBER 31, 2002, SECURITIES OR A PORTION OF THESE SECURITIES ARE
   OUT ON LOAN. THESE LOANED SECURITIES HAVE AN AGGREGATE MARKET VALUE OF $55,163,926, REPRESENTING 46.31% OF THE NET ASSETS OF THE FUND. THE FUND RECEIVED CASH COLLATERAL, WHICH IS INVESTED IN SECURITIES WITH A VALUE OF $57,182,582.

11 PFPC INC. IS AN INDIRECT, MAJORITY-OWNED SUBSIDIARY OF THE PNCFINANCIAL
   SERVICES GROUP.


BURNHAM FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

1 THE FUND PAYS THE ADMINISTRATOR 0.15% OF NET ASSETS UP TO $150 MILLION, 0.125% OF NET ASSETS FROM $150 MILLION TO $300 MILLION, AND 0.10 % OF NET ASSETS ABOVE $300 MILLION (PERCENTAGES OF AVERAGE DAILY NET ASSETS).

2 THE FUND PAYS THE ADVISOR 0.75% OF ITS AVERAGE DAILY NET ASSETS A YEAR, IN MONTHLY PAYMENTS.

3 THE FUND PAYS THE DISTRIBUTOR A DISTRIBUTION FEE OF 0.25% AND 0.75% OF AVERAGE NET ASSETS FOR CLASS A AND CLASS B SHARES, RESPECTIVELY. THE FUND ALSO PAYS A SERVICE FEE OF 0.25% FOR CLASS B SHARES. ALSO, DURING THE YEAR, THE DISTRIBUTOR EARNED $164,828 IN BROKERAGE COMMISSIONS FROM HANDLING SECURITIES TRADES FOR THE FUND'S PORTFOLIO, AND $42,510 IN SALES COMMISSIONS FOR SELLING CLASS A SHARES. THE DISTRIBUTOR RECEIVED $64,693 IN CDSC PAYMENTS FROM CLASS A AND CLASS B SHARES DURING THE YEAR.

4 FOR CLASS A SHARES, THE OFFERING PRICE, WITH MAXIMUM 5% SALES CHARGE, WAS $19.29; THE REDEMPTION PRICE IS NAV. FOR CLASS B SHARES THE OFFERING PRICE IS NAV AND THE REDEMPTION PRICE VARIES WITH ANY CDSC CHARGED.

5 THE ADVISOR CURRENTLY LIMITS THE FUND'S TOTAL EXPENSES TO 1.60% AND 2.35% OF AVERAGE NET ASSETS FOR CLASS A AND CLASS B, RESPECTIVELY. THIS LIMIT IS VOLUNTARY AND THE ADVISOR COULD CHANGE OR DISCONTINUE IT AT ANY TIME. UNDER A PLAN APPROVED BY THE AUDIT COMMITTEE ON FEBRUARY 16, 2001, ANY REDUCTIONS OR REIMBURSEMENTS MADE TO THE FUND BY THE ADVISOR SINCE MAY 1, 1999 ARE SUBJECT TO RECOVERY WITHIN THE FOLLOWING THREE YEARS, PROVIDED THE FUND IS ABLE TO EFFECT SUCH REIMBURSEMENT AND REMAIN IN COMPLIANCE WITH APPLICABLE EXPENSE LIMITATIONS. FOR THE YEAR DECEMBER 31, 2002, THE ADVISOR RECEIVED NET RECOUPMENT OF $2,469 FOR EXPENSES THE ADVISOR HAD PREVIOUSLY REIMBURSED. THE FUND'S EXPENSES SUBJECT TO RECOUPMENT TOTAL $231,477.

6 DURING THE YEAR ENDED DECEMBER 31, 2002, THE FUND PAID $152,029,416 TO BUY LONG-TERM EQUITY SECURITIES. WRITTEN OPTION ACTIVITY FOR THE FUND WAS AS
   FOLLOWS:

   WRITTEN OPTIONS                    NUMBER OF CONTRACTS  PREMIUMS
   OUTSTANDING AT DECEMBER 31, 2001        5,490           $755,692
   WRITTEN                                26,630          3,203,687
   EXPIRED                               (10,891)        (1,275,838)
   CLOSED                                 (5,097)          (765,949)
   EXERCISED                              (3,932)          (497,520)
                                         -------         ----------
   OUTSTANDING AT DECEMBER 31, 2002       12,200         $1,420,072
                                         =======         ==========


                                                NOTES TO FINANCIAL STATEMENTS 35

BURNHAM FINANCIAL SERVICES FUND CONTINUED
--------------------------------------------------------------------------------

7 INCOME DISTRIBUTIONS AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS, WHICH MAY DIFFER FROM GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THE CHARACTER OF DISTRIBUTIONS PAID ON A TAX BASIS DURING 2002 AND 2001 IS AS FOLLOWS:

                                             2002            2001
   DISTRIBUTIONS PAID FROM:                  ----            ----
     ORDINARY INCOME                      $186,699         $208,673
     SHORT-TERM CAPITAL GAIN               275,107        2,766,389
     LONG-TERM CAPITAL GAIN                440,655          129,269
                                          --------       ----------
                                          $902,461       $3,104,331
                                          ========       ==========

   AS OF DECEMBER 31, 2002, THE COMPONENTS OF DISTRIBUTABLE EARNINGS ON A TAX BASIS WERE AS FOLLOWS:

   ACCUMULATED GAINS                                     $1,392,990
   UNREALIZED APPRECIATION                                5,173,222
                                                         ----------
                                                         $6,566,212
                                                         ==========

   NET INVESTMENT INCOME AND REALIZED GAIN AND LOSS FOR FEDERAL INCOME TAX PURPOSES DIFFER FROM THAT REPORTED IN THE FINANCIAL STATEMENTS BECAUSE OF PERMANENT BOOK AND TAX DIFFERENCES. THESE DIFFERENCES ARE PRIMARILY RELATED TO DIFFERING TREATMENT OF LONG-TERM CAPITAL GAINS DIVIDENDS AND EXCESS ORDINARY DISTRIBUTIONS RECEIVED FROM REAL ESTATE INVESTMENT TRUSTS AND WASH SALES. PERMANENT BOOK AND TAX BASIS DIFFERENCES OF $(231,673) AND $231,673 WERE RECLASSIFIED AT DECEMBER 31, 2002 BETWEEN ACCUMULATED NET REALIZED GAIN ON INVESTMENTS AND PAID-IN CAPITAL, RESPECTIVELY, FOR THE BURNHAM FINANCIAL SERVICES FUND.

   THE FOLLOWING TAX INFORMATION REPRESENTS FISCAL YEAR END DISCLOSURES OF VARIOUS TAX BENEFITS PASSED THROUGH TO SHAREHOLDERS AT CALENDAR YEAR END. THE FUND DESIGNATES $485,296 AS LONG-TERM CAPITAL GAIN.

8  SECURITIES OR PARTIAL SECURITIES ON WHICH CALL OPTIONS WERE WRITTEN.

9 OFFICERS AND TRUSTEES OF THE FUND OWNED APPROXIMATELY 2% OF THE FUND'S SHARES OUTSTANDING AS OF DECEMBER 31, 2002.

10 AT DECEMBER 31, 2002, SECURITIES OR A PORTION OF THESE SECURITIES ARE OUT ON
   LOAN. THESE LOANED SECURITIES HAVE AN AGGREGATE MARKET VALUE OF $3,337,270, REPRESENTING 4.17% OF THE NET ASSETS OF THE FUND. THE FUND RECEIVED CASH COLLATERAL, WHICH IS INVESTED IN SECURITIES WITH A VALUE OF $3,543,200.

11 PARENT COMPANY OF THE CUSTODIAN AND TRANSFER AGENT.

12 THE INVESTMENT IN 250,000 SHARES OF PEREGRINE HOLDINGS LTD., AN UNREGISTERED
   INVESTMENT COMPANY, THE SALE OF WHICH IS RESTRICTED, HAS BEEN VALUED BY THE BOARD OF TRUSTEES AT COST. NO QUOTED MARKET PRICE EXISTS FOR PEREGRINE HOLDINGS LTD. IT IS POSSIBLE THAT THE ESTIMATED VALUE MAY DIFFER SIGNIFICANTLY FROM THE AMOUNT THAT MIGHT ULTIMATELY BE REALIZED IN THE NEAR TERM. AT THE END OF THE PERIOD, PEREGRINE HOLDINGS LTD. REPRESENTED 0.31% OF THE NET ASSETS OF THE FUND.

13 PFPC INC. IS AN INDIRECT, MAJORITY-OWNED SUBSIDIARY OF THE PNCFINANCIAL
   SERVICES GROUP.


 BURNHAM MONEY MARKET FUND
--------------------------------------------------------------------------------

1 THE FUND PAYS THE ADMINISTRATOR 0.15% OF NET ASSETS UP TO $150 MILLION, 0.125% OF NET ASSETS FROM $150 MILLION TO $300 MILLION, AND 0.10 % OF NET ASSETS ABOVE $300 MILLION (PERCENTAGES OF AVERAGE DAILY NET ASSETS).

2 THE FUND PAYS THE ADVISOR 0.45% OF ITS AVERAGE DAILY NET ASSETS A YEAR, IN MONTHLY PAYMENTS.

3 THE ADVISOR CURRENTLY LIMITS THE FUND'S TOTAL EXPENSES TO 0.97% OF AVERAGE NET ASSETS. THIS LIMIT IS VOLUNTARY AND THE ADVISOR COULD CHANGE OR DISCONTINUE IT AT ANY TIME. UNDER A PLAN APPROVED BY THE AUDIT COMMITTEE ON FEBRUARY 16, 2001, ANY REDUCTIONS OR REIMBURSEMENTS MADE TO THE FUND BY THE ADVISOR SINCE MAY 1, 1999 ARE SUBJECT TO RECOVERY WITHIN THE FOLLOWING THREE YEARS, PROVIDED THE FUND IS ABLE TO EFFECT SUCH REIMBURSEMENT AND REMAIN IN COMPLIANCE WITH APPLICABLE EXPENSE LIMITATIONS. FOR THE YEAR ENDED DECEMBER 31, 2002, THE ADVISOR'S NET REIMBURSEMENT TO THE FUND FOR EXPENSES IN EXCESS OF THE VOLUNTARY EXPENSE LIMITATION TOTALED $71,905. THE FUND HAD $11,155 IN REIMBURSEMENTS IN 1999 THAT THE FUND DID NOT RECOUP IN THE FOLLOWING THREE YEARS. THE FUND EXPENSES SUBJECT TO RECOUPMENT TOTAL $174,362.

4 SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND ARE OWNED BY CUSTOMERS AT THE FUND'S DISTRIBUTOR AND AFFILIATES.

5 INCOME DISTRIBUTIONS AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS, WHICH MAY DIFFER FROM GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THESE DIFFERENCES ARE PRIMARILY DUE TO DIFFERING TREATMENTS OF INCOME AND GAINS ON VARIOUS INVESTMENT SECURITIES HELD BY THE FUND, TIMING DIFFERENCES AND DIFFERING CHARACTERIZATION OF DISTRIBUTIONS MADE BY THE FUND. THERE IS NO SIGNIFICANT BOOK/TAX DIFFERENCE IN DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS.

6 AT DECEMBER 31, 2002, THE FUND DID NOT HAVE ANY SECURITIES OUT ON LOAN AND DID NOT HAVE ANY SEGREGATED ASSETS WITH THE CUSTODIAN.

BURNHAM U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

1 THE FUND PAYS THE ADMINISTRATOR 0.15% OF NET ASSETS UP TO $150 MILLION, 0.125% OF NET ASSETS FROM $150 MILLION TO $300 MILLION, AND 0.10 % OF NET ASSETS ABOVE $300 MILLION (PERCENTAGES OF AVERAGE DAILY NET ASSETS).

2 THE FUND PAYS THE ADVISOR 0.40% OF ITS AVERAGE DAILY NET ASSETS A YEAR, IN MONTHLY PAYMENTS.

3 THE ADVISOR CURRENTLY LIMITS THE FUND'S TOTAL EXPENSES TO 0.91% OF AVERAGE NET ASSETS. THIS LIMIT IS VOLUNTARY AND THE ADVISOR COULD CHANGE OR DISCONTINUE IT AT ANY TIME. UNDER A PLAN APPROVED BY THE AUDIT COMMITTEE ON FEBRUARY 16, 2001, ANY REDUCTIONS OR REIMBURSEMENTS MADE TO THE FUND BY THE ADVISOR SINCE MAY 1, 1999 ARE SUBJECT TO RECOVERY WITHIN THE FOLLOWING THREE YEARS, PROVIDED THE FUND IS ABLE TO EFFECT SUCH REIMBURSEMENT AND REMAIN IN COMPLIANCE WITH APPLICABLE EXPENSE LIMITATIONS. FOR THE YEAR ENDED DECEMBER 31, 2002, THE ADVISOR RECEIVED NET RECOUPMENT OF $4,110 FOR EXPENSES THE ADVISOR HAD PREVIOUSLY REIMBURSED . THE FUND EXPENSES SUBJECT TO RECOUPMENT TOTAL $9,441.

4 SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND ARE OWNED BY CUSTOMERS AT THE FUND'S DISTRIBUTOR AND AFFILIATES.

5 INCOME DISTRIBUTIONS AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS, WHICH MAY DIFFER FROM GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THESE DIFFERENCES ARE PRIMARILY DUE TO DIFFERING TREATMENTS OF INCOME AND GAINS ON VARIOUS INVESTMENT SECURITIES HELD BY THE FUND, TIMING DIFFERENCES AND DIFFERING CHARACTERIZATION OF DISTRIBUTIONS MADE BY THE FUND. THERE IS NO SIGNIFICANT BOOK/TAX DIFFERENCE IN DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS.

6 AT DECEMBER 31, 2002, SECURITIES OR A PORTION OF THESE SECURITIES ARE OUT ON LOAN. THESE LOANED SECURITIES HAVE AN AGGREGATE MARKET VALUE OF $15,260,390, REPRESENTING 10.94% OF THE NET ASSETS OF THE FUND. THE FUND RECEIVED CASH COLLATERAL, WHICH IS INVESTED IN SECURITIES WITH A VALUE OF $15,882,500.

7 PFPC INC. IS AN INDIRECT, MAJORITY-OWNED SUBSIDIARY OF THE PNCFINANCIAL SERVICES GROUP.

36  NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Burnham Investors Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights, all as presented on pages 12 through 36, present fairly, in all material respects, the financial position of Burnham Investors Trust (constituting Burnham Fund, Burnham Financial Services Fund, Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund, hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2003

THE FUNDS'
--------------------------------------------------------------------------------
      BOARD OF TRUSTEES

The tables below provide information on the individuals who serve as trustees and officers of Burnham Investors Trust (to which all funds in this report belong). The Board of Trustees oversees the funds' business and investment activities and is responsible for protecting the interests of fund shareholders.

Two of the trustees are considered affiliated or "interested" persons under the Investment Company Act of 1940. This category is defined as including any person who is an officer, director, or employee of Burnham Asset Management or Burnham Securities Inc., as well as anyone who -- individually or otherwise -- owns, controls, or has voting power over 5% or more of the securities of the Burnham companies mentioned above or of any of the funds. To prevent any chance for conflict of interest, federal regulations require that affiliated persons make up no more than 50% of any Board of Trustees.

Although Burnham Investors Trust was formed in 1999, the dates of service shown below include any time spent as trustee of the trust's predecessor organization, Burnham Fund, which was formed in June of 1975. All trustees oversee five active portfolios as disclosed in this report. Each trustee serves until his or her resignation or termination. Each officer serves at the pleasure of the Board of Trustees or until a successor is elected. During the year covered by this report, the Board of Trustees met four times. For purposes of trust business, the address for all trustees is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019.

Jon M. Burnham, and Debra B. Hyman are father, and daughter respectively.

You can find more information about the trustees in the Statement of Additional Information, which is available free by calling 1-800-874-FUND (3863).

AFFILIATED TRUSTEES WHO ARE OFFICERS OF THE TRUST
--------------------------------------------------------------------------------------------------------------------------

                           TRUST POSITION(S);
NAME, YEAR BORN            YEAR ELECTED TRUSTEE       PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS DURING THE LAST FIVE YEARS

JON M. BURNHAM             Chairman, President,       Chairman, CEO, Director, Burnham Asset Management Corp.,
1936                       CEO; 1986                  Burnham Securities Inc.

GEORGE STARK               Trustee; 2002              Senior Managing Director, Burnham Securities Inc., President,
1944                                                  CEO of Stark Capital Management


PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
NAME, YEAR BORN            OFFICE(S) HELD; YEAR APPOINTED     PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS

MICHAEL E. BARNA           Executive Vice                     EVP, Assistant Secretary, Burnham Asset Management Corp.
1961                       President, Treasurer,
                           Secretary; 1989

DEBRA B. HYMAN             Executive Vice                     Director, VP, Burnham Asset Management Corp.,
1961                       President; 1989                    Burnham Securities Inc.

FRANK A. PASSANTINO        First Vice President,              First VP, Burnham Asset Management Corp.,
1964                       Assistant Secretary;               Burnham Securities Inc.
                           1990

38 BOARD OF TRUSTEES

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES CONTINUED
-------------------------------------------------------------------------------------------------------------------------
NAME, YEAR BORN            OFFICE(S) HELD; YEAR APPOINTED     PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS

RONALD GEFFEN              Vice President; 1990               Managing Director, Burnham Asset Managment Corp.,
1952                                                          Burnham Securities Inc.

LOUIS S. ROSENTHAL         Vice President; 1989               First VP, Prudential Financial Inc.
1928

INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
NAME, YEAR BORN            YEAR ELECTED TRUSTEE       PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS DURING THE LAST FIVE YEARS

CLAIRE B. BENENSON         1975                       Financial Conference Consultant; Trustee, Phoenix-Zweig Series Trust,
1919                                                  Phoenix-Euclid Market Neutral Fund; Director, Financial Conferences;
                                                      Chairman, Department of Business and Financial Affairs, The New
                                                      School for Social Research

LAWRENCE N. BRANDT         1991                       Director, President, Lawrence N. Brandt, Inc. (real estate development)
1927

ALVIN P. GUTMAN            1975                       Chairman, Pressman-Gutman Co., Inc. (textile conversion)
1918

WILLIAM W. KARATZ          1989                       Senior Counsel, Pilsbury Winthrop; Senior Counsel, Former Partner
1926                                                  Winthrop, Stimson, Putnam & Roberts

JOHN C. MCDONALD           1989                       President, MBX Inc. (telecommunications)
1936

DONALD B. ROMANS           1975                       President, Romans and Co. (private investment, financial consulting);
1931                                                  Former Chairman, Merlin Corp. (auto repair); Trustee, Phoenix-
                                                      Zweig Series Trust, Phoenix-Euclid Market Neutral Fund

ROBERT F. SHAPIRO          1989                       Vice Chairman, Partner, Klingenstein, Fields & Co., L.L.C.; President,
1934                                                  RFS & Associates, Inc. (investment, consulting); Director, The TJX
                                                      Companies, Inc., Genaera, Inc.


ROBERT M. SHAVICK          1989                       Legal Consultant; Member, Panel of Arbitrators, American Arbitration
1925                                                  Assoc., New York Stock Exchange, American Stock Exchange,
                                                      National Assoc. of Securities Dealers, Inc.; Hearing Officer, Sarasota
                                                      Manatee Airport Authority; Mediator, Circuit and County Courts,
                                                      Florida; formerly, Director, Florida Business Journal, Public Trustee,
                                                      Pension Funds for the Town of Longboat Key, Florida

ROBERT S. WEINBERG         1975                       President, R.S. Weinberg & Associates (corporate consulting)
1927

                                                            BOARD OF TRUSTEES 39

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

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

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
MODERN PORTFOLIO THEORY STATISTICS TERMS
-----------------------------------------

BETA
A measure of a fund's sensitivity to market movements, relative to the S&P 500. (By definition, the beta of the S&P 500 is 1.00.)

R(2)
Reflects the percentage of a fund's movements that are explained by movements in its benchmark index. An R2 of 100 means that all movements are explained by the benchmark.

ALPHA
Measures the difference between the fund's actual returns and its expected performance, given its level of risk.

STANDARD DEVIATION
A statistical measure of the range of a fund's performance. The greater the standard deviation, the greater the fund's volatility.

SHARPE RATIO
Risk-adjusted measure using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance.

[GRAPHIC OMITTED]
BURHAM FINANCIAL GROUP LOGO

DISTRIBUTOR:
BURNHAM SECURITIES, INC.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

PHONE: 1-800-874-FUND (3863)
INTERNET: www.burnhamfunds.com
EMAIL: contact@burnhamfunds.com

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds' holdings and the managers' views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

THE BURNHAM FAMILY OF FUNDS aims to give investors the tools to build prudent investment portfolios. The family offers a variety of approaches to equity investing, as well as a choice of money market funds.

     Burnham U.S.     Burnham                     Burnham
     Treasury Money   Money Market                Financial
     Market Fund      Fund         Burnham Fund   Services Fund

---------+-------------+----------------+--------------+-----------
MORE                                                          MORE
CONSERVATIVE                                            AGGRESSIVE

OFFICERS OF THE TRUST
-----------------------------------

JON M. BURNHAM
PRESIDENT AND CHIEF EXECUTIVE OFFICER

MICHAEL E. BARNA
EXECUTIVE VICE PRESIDENT, TREASURER, AND SECRETARY

DEBRA B. HYMAN
EXECUTIVE VICE PRESIDENT

FRANK A. PASSANTINO
FIRST VICE PRESIDENT AND ASSISTANT SECRETARY

RONALD M. GEFFEN
VICE PRESIDENT

LOUIS S. ROSENTHAL
VICE PRESIDENT


BOARD OF TRUSTEES
-----------------------------------

CHAIRMAN
Jon M. Burnham



TRUSTEES
Claire B. Benenson
Lawrence N. Brandt
Alvin P. Gutman
William W. Karatz
John C. McDonald
Donald B. Romans
Robert F. Shapiro
Robert M. Shavick
George Stark
Robert S. Weinberg